                                   Evergreen
                             Variable Annuity Trust



                               Semiannual Report

                                 June 30, 1999


                     [LOGO OF EVERGREEN FUNDS APPEARS HERE]
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                               Table of Contents

Portfolio Manager Commentary:
Evergreen VA Aggressive Growth Fund.........................................   1
Evergreen VA Fund...........................................................   2
Evergreen VA Foundation Fund................................................   3
Evergreen VA Global Leaders Fund............................................   4
Evergreen VA Growth and Income Fund.........................................   6
Evergreen VA International Growth Fund......................................   7

Evergreen VA Masters Fund...................................................   9
Evergreen VA Small Cap Value Fund...........................................  13
Evergreen VA Strategic Income Fund..........................................  15
Financial Highlights........................................................  17
Schedule of Investments.....................................................  22
Statements of Assets and Liabilities........................................  47
Statements of Operations....................................................  49
Statements of Changes in Net Assets.........................................  51
Combined Notes to Financial Statements......................................  55

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Aggressive Growth Fund

A Report From Your Portfolio Manager
Maureen E. Cullinane, CFA

Performance

For the six months ended June 30, 1999, Evergreen VA Aggressive Growth Fund returned 12.8%. For the same period, the average of the Lipper Capital Appreciation Fund Index advanced 13.7% and the Russell 1000 Growth Index appreciated 10.4%.

Investment Environment

During the period, the Fund was managed in a favorable investment environment for stocks. Economic growth was strong and inflation and interest rates remained at relatively low levels. During the first three months of the period, large-cap stocks maintained their leadership position in the market, a position they had held for more than a year. Moving into the second three months of the period, however, investor sentiment changed. As valuations on large-cap growth companies reached excessive levels, investors took profits and began to focus on market sectors that had lagged and offered attractive prices. As a result, small-cap and mid-cap stocks bested large-cap stocks; value outperformed growth; and cyclical and commodity companies, such as paper, chemicals, and oil companies, produced strong returns.

Investment Themes and Strategy

Because we wanted to improve the Fund's diversification, we broadened our investments into areas that we believed were underrepresented in the portfolio. We trimmed the oil service industry from approximately 10% of assets to about 5% and used the proceeds to invest in technology, consumer cyclicals, healthcare and finance. While stocks are selected on a case-by-case basis, the Fund's investments tended to cluster around certain themes, such as the Graying of America or Information Technology.

Graying of America

Healthcare stocks accounted for about 20% of assets. VISX, a company that develops systems to correct vision problems such as myopia, is the Fund's largest holding. VISX, which has been held by the portfolio for more than a year, has been a strong contributor to performance. In the pharmaceutical area, we focused primarily on small and mid-cap companies. For these companies, a successful new drug or medical product would have a significant impact on earnings. Forest Laboratories, Osteotech and Monsanto are a few of the healthcare stocks that are new to the portfolio. Forest Laboratories has developed a drug to treat depression, Celexa, that is gaining market share from competitive products. Osteotech is a company that produces bone graft material used in spinal fusion procedures and to replace bone loss caused by trauma or disease. Monsanto launched its new arthritis drug, Celebrex, in February; it has been the most successful launch of any new drug in history and is likely to be a multi-billion dollar drug longer term.

Information Technology

At about 30% of assets, technology stocks accounted for the largest sector weighting in the portfolio. In this area we emphasized software manufacturers, equipment suppliers and networking companies. We continued to hold some of the leaders in technology--companies such as EMC Corp., Cisco Systems and Microsoft. We invested in Veritas Software, which develops enterprise data storage management solutions that protect companies against data loss or system failure. Other additions to the portfolio were Tellabs, a manufacturer of telecommunications equipment, and Qualcomm, one of the leaders in digital wireless communications products and services.

Outlook

The market appears to be fixated on the Federal Reserve and the potential for higher interest rates. Strong economic growth, tight labor markets, wage pressures, a pickup in energy and grain prices, and a weaker dollar would lead to this conclusion. Higher rates would slow the economy to a more moderate pace from that of the first half of the year. We are already seeing signs of a slowdown. Mortgage rates above 8% will certainly slow housing turnover and stabilize the price of houses. The recent stock market decline has dampened the wealth effect of consumers; lower consumer confidence will crimp consumer spending. Inflation remains relatively moderate. Wage pressures are not excessive, as layoffs and corporate restructurings continue to make headlines. So, our outlook for moderate economic growth, moderate inflation and a relatively benign interest rate environment remains intact. Near-term, we believe an increase in rates has been discounted in the stock market, but we believe that the market is likely to remain choppy for the next six months as year-end issues will probably restrain forward momentum. Market volatility offers the opportunity to buy great companies at more reasonable prices. The Evergreen VA Aggressive Growth Fund remains focused on those companies that have a consistent record of earnings growth and offer the potential for an acceleration of earnings growth.

The Lipper Capital Fund and the Russell 1000 Growth are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees.

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                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund

A Report From Your Portfolio Manager
Jean C. Ledford, CFA & Richard Welsh

For the six-month period ended June 30, 1999, the Evergreen VA Fund provided a return of 13.4% versus the Russell 2000 performance of 9.3%. The average annual return since inception on March 1, 1996 is 21.3%.

The Fund's performance leaders were a highly diverse group of companies, primarily in the small capitalization category. The top ten performers in the portfolio increased between 288.8% and 57.5%. The leaders were: VISX, Inc., +288.8%; Sprint Corp. (PCS Group), +146.5%; Powertel, Inc., +120.1%; Presley Companies, Cl. A, +86.5%; Dain Rauscher Corp., +82.3%; Tandy Corp., +70.1%; Boston Scientific Corp., +63.9%; Sun Microsystems, Inc., +60.8%; Nextel Communications, Inc., Cl. A, +58.7%; and Donna Karan International, Inc., +57.5%. This diverse group of companies had in common innovative or strong, brand-building, marketing strategies.

Reflecting long-term portfolio trends, basic undervaluation of many of the Fund's holdings and purchases was demonstrated by acquisitions and mergers. Eleven of the Fund's holdings were the subject of such transactions, with an average return on completed transactions of 56.2%. The largest gain was in the shares of SunAmerica, Inc., which was acquired by American International Group, Inc., providing a 236.2% gain to the Fund in three years. Other gains included: Eagle Hardware & Garden, Inc., +76.9%, by Lowe's Companies, Inc. and ExecuStay Corp., +25.5%, by Marriott International, Inc. The pending acquisitions include American Bankers Insurance Group, Inc., BankBoston Corp., and Maxxim Medical, Inc.

The largest single gain on the purchases made during the quarter was in the shares of Nextel Communications, Inc., purchased in March, which had increased 58.7% by June 30, 1999. This was followed by Donna Karan International, Inc., Tupperware Corp., Midwest Express Holdings, Inc., and Barnes Group, Inc.

Twenty-nine sales were made during the quarter, largely of investments considered matured, with gains as high as 790.0% for a portion of the Fund's VISX, Inc. position, held ten months.

During 1999, the Fund continued to seek opportunities to purchase high potential, undervalued entrepreneurial companies, which our research uncovers. Particular care was taken to take advantage of these opportunities at times of individual company, market sector, or overall market weakness. This has proven a highly effective strategy in our continuing effort to add undervalued growth stocks to the Fund's portfolio.


The Russell 2000 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees.

Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

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                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund

A Report From Your Portfolio Manager
Jean C. Ledford, CFA & Richard Welsh

For the six months ended June 30, 1999, Evergreen VA Foundation Fund provided a return of 5.3%, as compared to the Lipper Balanced Fund Average performance of 5.6%. It has provided a +17.6% average annual return since inception on March 1, 1996.

The top equity performers during the first half were: Sprint Corp. (PCS Group) +146.5%; Dain Rauscher Corp., +81.0%; Frontier Corp., +76.0%; Rohm & Haas Co., +70.0%; Sun Microsystems, Inc., +60.8%; Corning Inc., +55.8%; Honeywell, Inc. +53.7%; Hewlett-Packard Co., +46.8%; Crescent Operating, Inc., +43.2%; and Lehman Brothers Holdings, Inc., +41.4%. During the quarter, the bulk of new investment cash flow went into common stocks. The Fund's growing cash reserves were primarily employed during periods of market weakness to purchase equities believed to provide undervalued opportunities.

Mergers and acquisitions were again a very positive force for the Fund, with five transactions completed providing an average return of 25.6%. Six additional announcements made were: Eastern Utilities Associates, Consolidated Natural Gas Co., BankBoston Corp., Frontier Corp., Mercantile Bancorp, Inc., and Honeywell, Inc., which had a 59.1% gain since October, 1997.

The largest new purchase for the Fund was Albertson's, Inc., bought during periods of weakness, following our "value-timing" strategy. Albertson's, Inc. was bought toward the end of the period, when it was under pressure with the imminent conclusion of its merger with American Stores Co. The largest single gain on the new purchases was in the shares of Illinois Tool Works, Inc., which then had a rapid rise, and were sold shortly after purchase for a gain of 27.5%.

Other significant additions included: Horace Mann Educators Corp., Caterpillar, Inc., Mercantile Bancorp, Inc., Computer Sciences Corp., and Emerson Electric Co. New positions were added in Chelsea GCA Realty, Inc., Leggett & Platt, Inc., J.C. Penney Co., Inc., American Express Co., and Centex Construction Products, Inc. Partial sales were made in the positions of Lowe's Companies, Inc. and AmSouth Bancorp during sharp run-ups earlier in the year, with gains of 207.3% and 51.4%, respectively. Other sales included Exxon Corp., +72.4%, Citigroup, Inc., +62.6%, and Disney (Walt) Co., +49.0%.

The main issue we face in the months ahead is the fixed income portfolio allocation, and the maturities schedule. The allocation is currently 24.6% in Treasuries, and 55.7% in common stocks and convertible preferred stock, with 19.7% in cash equivalents. These figures show a decline in bond and stock percentages from earlier in the year, and an increase in cash equivalents. The Fund bought some long-term bonds when 6% governments due in 2026 sold at a little over $97 to yield 6.1%. Our strategic position has been to stay in long maturities, believing that by year-end, we will have at least a modest rally in the fixed income market. It may not occur until there is another increase by the Federal Reserve, or until the rate of growth of the economy begins to decline, and it becomes evident that the Fed is not going to have any further increases. We believe that Fed restraint in making increases is important in terms of international trade because of the continuing strength of the dollar, particularly as the euro has fallen to approach parity with the dollar.


The Lipper Balanced Fund Average is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees.

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                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund

A Report From Your Portfolio Manager
Edwin D. Miska

During a period characterized by a challenging, yet generally favorable outlook for equity investing, the Fund returned 8.3% for the six months ended June 30, 1999, compared to the MSCI World Index return of 8.5%.

The Fund continued to follow its long-term investment mission, seeking to invest in the best 100 companies in the world. Robust gains in both domestic and foreign markets were somewhat restrained by a weak market for currency translation, most notably the euro, Japanese yen and Swiss franc. The Fund performed comparatively to the Lipper Global Funds universe, which returned 10.8% and was in line with the MSCI World Index, which was up 8.5%.

Market Environment

The global scenario in the past 12 months presented the Fund with an interesting and challenging, yet favorable, environment. While stock market gains were impressive, much of the positive performance came in the wake of the financial crises that gripped much of the world in late 1998, and occurred in significance once interest rates were cut around the globe. Most of the positive action occurred in countries, sectors and size segments in which the Fund has no mandate. While larger capitalization strategies were solid performers, smaller cap and emerging market styles led the way, followed by a strong showing of cyclical industries which are recovering from depressed profitability. Many of these sectors sold off significantly in 1998, and have staged relief rallies thus far in 1999.

Among areas within the globe where the Fund can invest, economic activity has continued to be strong, or has shown the prospect of acceleration. These regions have continued to post the steadiest results. Countries such as the United States, Canada, New Zealand and Australia, have benefited from strong corporate profits, low inflation and high liquidity. These factors have continued to fuel and sustain economic expansion.

The Far East, buoyed by the anticipation of an improved outlook in emerging countries devastated by the '98 crises, and strong first quarter GDP growth in Japan, saw foreign capital return and markets improve. Japan's corporate world's willingness towards taking the first serious steps to restructuring, including job cuts and cost containment measures, have increased the likelihood of this region's recovery being sustained. Europe, in contrast, has continued to lag partly due to the cyclical effects of the Asian and Russian crises, the failure of the euro to be a dominant currency and the impact of the war in Kosovo. Recent business surveys point towards a cyclical recovery later this year, which moved the markets positively in anticipation of the return of growth.

Overall, the Fund's geographical emphasis has remained consistent. The policy of accentuating areas of the globe where economic growth is expected to remain robust is likely to continue. This has lead towards over-weighting North America, Australia and select European nations, while avoiding those areas which have yet to fully recover in profit terms from more dramatic upheaval, notably the Far East, and much of continental Europe.

Performance Review

Our largest overall allocation, the United States, has continued to perform exceptionally. For the six months, performance was strong, up 20.6%, outpacing the S&P 500 Index which rose 12.3%. Outperformance was achieved despite the trends during the last three months as the U.S. broadened its focus away from the larger-cap, growth-oriented, brand name companies into smaller companies and companies with a distinct value-oriented bias. We continue to remain confident in our abilities to identify outstanding opportunities by implementing our long-term strategy of investing in leading companies throughout the economy, emphasizing both quality and diversification. We believe this strategy rarely goes out of style.

Standouts in the United States included technology leaders Oracle Systems Corp., +126.7%; Cisco Systems, Inc., +96.1%; Microsoft Corp., +67.2% and Intel Corp., +62.3%. Retailers that stood out were Gap, Inc., +87.3% and Wal-Mart Stores, Inc., +64.1%. The Fund's performance also benefited from several takeovers: American International Group's takeover of SunAmerica Corp., resulting in a net gain of 68.3% via stock, and United Technologies Corp. purchase of Sundstrand Corp., +34.5% for stock, for the 12 months. Strength was fairly broad-based, with 16 issues gaining more than 25% for the fiscal year.

Among foreign issues, absolute and relative performance gains were more challenging, but have shown an improving trend. Segment returns were +1.1% versus +6.0% for MSCI EAFE Index. A 5% negative impact from the poor performance of the euro, yen and Swiss franc

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                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund


in calendar 1999, in which nearly 40% of the Fund's assets are denominated, held back further gains. For the most recent quarter, the Fund handily outperformed MSCI EAFE up 7.5% versus 2.2%, indicating improvement. Best performing country allocations for the last 12 months included many of the Asian markets rebounding from last year's crises: Finland, +154.2%; Malaysia, +141.6%; Japan, +66.8%; and Hong Kong, +53.3%, Worst included many continental European markets, still reeling from the lagging impact of Asia, Russia and
Kosovo: Germany, -33.1%; Belgium,-28.5%; and Italy, -5.4%. Much of the underperformance arose primarily due to local currency erosion vis-a-vis the US dollar and select profit disappointments brought on by weak economic conditions.

Top individual issues included Malaysian holdings: AMMB Holdings, +386.3%; RHB Capital, +214.8%; United Engineers Ltd., +288.4%; and Proton, +262.4%; all reflecting recovery of the Malaysian stock market. Hong Kong shares: Cheung Kong Holdings, Ltd., +80.9% and Henderson Land Development, +73.9% rebounded on better real estate markets. Finnish wireless phone maker, Nokia Corp. soared +154.2%, reflecting market share gains, as did UK cellular operator, Vodafone Group Plc which was up +56.2%. The Fund's top two foreign holdings, both from Japan, also reflected strong growth and a rebound in share prices, despite the continued malaise in Japan. Seven-Eleven Japan Ltd. was up 67.5% and game machine maker Nintendo Co, Ltd. rose +51.8%.

Conclusion & Outlook

The ongoing emphasis of the Fund will be to continue our strategy of selectively allocating among the best individual companies and geographic markets based on strong fundamental and competitive positions. These, we believe, will be the keys to superior long-term performance. We believe companies that consistently demonstrate sustained profit leadership and project visible growth in any economic environment will be the likely candidates for strong sustained stock performance. Companies with superior management, strong earnings, cash flows and financial balance sheets will be better able to capitalize on market opportunities. We intend to identify those companies and include them in your portfolio. We also intend to remain proactive, selling issues at the first hints of trouble and taking advantage of challenging and unsustainable valuations to realize profits. We look forward to updating you on the Fund's progress.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The MSCI World and Lipper Global Funds are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund

A Report From Your Portfolio Manager
Philip M. Foreman, CFA, CFP

For the six months ended June 30, 1999, Evergreen VA Growth and Income Fund gained 10.4%, underperforming the Standard & Poor's 500 Index return of 12.4% and outperforming the Standard & Poor's MidCap 400 Index return of 6.9% for the same period. Large cap industrial and economically sensitive holdings helped propel the return for the period. In addition, mergers and acquisitions continued at a brisk pace. The Fund participated nicely in this trend, and we see the trend continuing into the foreseeable future. The market participation (performance) broadened into small and mid-cap securities at the end of the period for the first time in over a year.

The Fund's performance leaders for the six months were Honeywell, +53.4% and TCA Cable TV, +55.4%. These companies were purchased in merger transactions during the period, being recognized as undervalued franchises that could add value to the acquiring companies. Industrial stocks that benefited from an improving global economy were Halliburton, +52.2%; Computer Associates, +54%; and IBM, +45%.

McKesson HBOC and Cole National were the poor performers for the period, down over 50% for the period. We are currently evaluating whether to add to our positions in these businesses.

Going forward, we are excited about the prospects for our shareholders to achieve outstanding, risk-adjusted returns. We are finding many outstanding businesses (companies that have a competitive advantage and high barriers to entry) that we now own, trade at steep discounts to their business value. The market performance is also broadening in market cap because of an improved global economic situation.

Sony Corp., Gaylord Entertainment, New York Times and American Tower Systems were purchased significantly during the period and represent an outstanding investment potential in our opinion. Media companies should benefit from powerful election spending in year 2000. In addition, many media companies' historical content can now be accessed digitally. Our exposure to media and entertainment has increased, and we are overweighted in this area. Pooling accounting combinations come to an end in the year 2000. This could accelerate the merger activity trend in the second half of 1999 and benefit our regional bank position.

The S & P 500 and S & P MidCap 400 are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees.

Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

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                       EVERGREEN VARIABLE ANNUITY TRUST
                    Evergreen VA International Growth Fund

A Report From Your Portfolio Manager
Gilman C. Gunn

For the six months ended June 30, 1999, the Fund returned 3.3% compared to the MSCI World Index, which returned 8.5%.

During a period of change in foreign markets, the Evergreen VA International Growth Fund consistently has pursued its strategy designed to provide an opportunity for international diversification without taking undue risk. Launched on August 17, 1998, the Fund follows an investment discipline similar to that of the successful $650-million Evergreen International Growth Fund, emphasizing blue chip stocks in major markets, with strategic allocations to smaller company stocks as values are found.

Changing Market Leadership

The Fund began operations in August 1998 in a period of uncertainty in the global markets, caused by fears about the continuing problems in Asia and emerging markets that were exacerbated by Russia's default on part of its external debt. These fears began to recede late in 1998 as central monetary authorities, including the U.S. Federal Reserve, lowered interest rates and eased the flow of money into markets. Major international markets started to rebound from mid-October through the end of 1998, led by established European companies and more defensive-oriented stocks, including food, business services and some technology companies.

A very different picture emerged in 1999, however, when the markets and industries that had been most out of favor during the previous two years started to bounce back as investors gained confidence that the world economy was recovering. Market leadership changed dramatically.

During the first six months of 1999, the strongest performance in foreign markets was realized in Japan, emerging markets and in commodity-related industries, all of which had been mired in deep slumps in 1998. Japan has shown strong signs that it may be recovering from its recession, while emerging markets have staged a strong comeback. The stocks of companies tied closely to the economic cycle, including companies in commodities, manufacturing, oil and technology industries, all did very well.

At the same time, European investments faltered somewhat. The new European currency--the euro--lost 13% of its value between the time of its introduction on January 1 and the period ended June 30, 1999, undercutting potential gains of U.S. dollar-based investors. The effects of the currency fluctuations held back the performance of your Fund, although the impact was mitigated somewhat by the fact that an average of about 35% of European investments were hedged against the dollar. The introduction of the euro had another effect on the markets. As portfolio managers in European countries moved to take advantage of the new single currency, they tended to sell the smaller-company stocks in their own countries in favor of large-company stocks in other euro-denominated countries. This tended to result in better performance by large-cap stocks than by small-cap stocks.

Strategy

Our biggest strategic move during the first six months of 1999 was to increase the emphasis on Japan from about 12% of net assets to 21% of net assets on June 30. In Japan, we have emphasized technology and a broad array of very inexpensive shares of Japanese companies. European merger-and-acquisition activity has been very strong in 1999, and several of our holdings have been taken over, aiding performance. In addition, we have increased the Fund's investments in European small company investments as their relative value improved. In general, we have increased weightings in commodities industries, including paper and forest products and the oil industry, from extremely low levels earlier.

In telecommunications, strong contributors to performance included Nokia, the manufacturer of wireless phones and equipment and Telecom Italia, which was acquired by Olivetti at a healthy premium to its pre-bid stock price. The Telecom Italia investment, one of the Fund's largest holdings, illustrated the merger-and-acquisition trend, as did the investment in Quebecor, the giant Canadian printing company which has recently made an acquisition offer for World Color, a complementary U.S. company. The proposed acquisition would result in the world's largest printing company.

Outlook

In an environment in which the U.S. economy continues to be the principal factor affecting the performance of foreign markets, we see reasons to be optimistic about opportunities in Europe and in Japan. Using traditional investment valuation standards, companies in these markets appear much less

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                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund


expensive than U.S. companies, which had enjoyed strong stock performance for the past three years. In addition, interest rates in Europe and Japan are significantly below rates in the U.S., while both the euro and the Japanese yen appear to be relatively inexpensive versus the dollar, encouraging prospects for export industries in Japan and in Europe. Moreover corporate restructuring, including cost-reductions and the sale of non-core assets, is gaining strength in both Japan and Europe.

We expect to continue to move from more defensive to more cyclical industries, to seek opportunities in Japan and in European mid-cap stocks and, to a limited extent, in emerging markets. We also intend to be watchful for selected opportunities, as in the life insurance industry in Canada, where a number of mutual companies are issuing stock to the public.

The MSCI World is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund

Overview

The Evergreen VA Masters Fund's performance since its inception on January 29, 1999 was 8.4% as compared to 11.2% and 7.9% for the S & P 500 Index and the S & P MidCap 400 Index, respectively, for the same period.

Evergreen VA Masters Fund is composed of four separate portfolios; each managed by a different investment advisor. Together these portfolios provide a diversified growth fund. Each investment advisor brings a unique investment approach to the Fund. As a result, the Fund has the potential to benefit from various investment methods and styles.

A Report From Your Portfolio Manager
Mid-Cap Value Portfolio
Jean C. Ledford, CFA & Richard Welsh, Evergreen Funds

This portfolio covers the mid-cap value segment of the investment spectrum. Its selections are generally companies in the $1 billion to $5 billion market capitalization range. Our focus in building this portfolio has been on choosing investments that we feel have outstanding business franchise values and significant growth potential, yet are comparatively undervalued. While not a segment which has been popular in the recent phase of the stock market's advance, this portfolio has had some outstanding gains while remaining consistent to its strategy.

There are 34 holdings in the portfolio, the largest are in order: Ethan Allen Interiors, Inc., Terex Corp., Teligent, Inc., Newell Rubbermaid, Inc., Computer Sciences Corp., Analog Devices, Inc., SkyWest, Inc., AutoZone, Inc., Fair, Isaac & Co., Inc., and Huntington Bancshares, Inc.

Merger and acquisition activity benefited the Fund with three announced acquisitions in the Fund's brief history: American Bankers Insurance Group, Inc., BankBoston Corp., and ALZA Corp.

The top performing purchases during the quarter included: Analog Devices, Inc., +64.9%; Ethan Allen Interiors, Inc., +41.8%; BankBoston Corp., +39.8%; Leggett & Platt, Inc., +36.5%; and Ross Stores, Inc., +24.8%. There were only two sales during this period: Boston Scientific Corp., 55.6% gain in one month; and Tandy Corp., 45.6% gain in two months.

The positioning of the portfolio is structured to include companies with characteristics of entrepreneurial growth, and those which are considered undervalued or underexploited business franchises. It is primarily focused on the long-term potentials of issues purchased.

The S & P 500 and the S & P MidCap 400 are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund

A Report From Your Portfolio Manager
Mid Cap Growth Portfolio
Mark Regan, MFS

The portfolio's relative outperformance of both the Russell MidCap Growth and the S&P 400 MidCap indices can be largely attributed to strong stock selection in the technology, leisure and healthcare sectors. Gemstar, the portfolio's top Leisure holding, contributed significantly to the absolute return, gaining 73% in the quarter. The security continues to benefit from healthy growth and is up 127% year-to-date.

Semi-conductor and internet-related holdings led the technology sector's relative out-performance in the quarter. Leaders in the overweighted semi-conductor segment include Teradyne and KLA-Tencor. Edify, a leading provider of internet self-service software, announced an acquisition by Security First in May, resulting in a 145% return for the quarter. VeriSign, an internet-related business services holding (up 50%), is the leading provider of encrypted digital internet IDs. Within the technology sector, software holdings are underweighted versus the Index, as these companies are currently experiencing lock-down impacts resulting from Y2K concerns.

The portfolio benefited from holdings in the overweighted healthcare sector. Total Renal Care, the portfolio's largest healthcare holding, rebounded from a first quarter earnings disappointment to return nearly 50% in the second quarter.

A few sectors experienced weighting shifts in the quarter. Buyout activity in retailing, including the acquisition of Fred Meyer by Kroger in June, prompted a decrease in the overall sector weight. The energy sector weight was increased to roughly 8.5%, with new names in the gas segment including Newfield Exploration and Houston Exploration.

The S & P 400 MidCap and Russell MidCap Growth are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund

A Report From Your Portfolio Manager
Large Cap Value Portfolio

Charles Albers and Nikolaos Monoyios, Oppenheimer

Investment Environment:

The month of June saw a return to the old favorites as large-lap growth stocks resumed their leadership role after a hiatus during April and May. The Nasdaq 100 (dominated by stocks such as Microsoft, Intel, and Cisco) had a total return of +11.0% for the month compared to +5.55% for the S&P 500 Index and +4.33% for the Russell 2000 Index. However, the big surge that lifted small-cap and value stocks during April and May was enough to give those sectors of the market a substantial edge over the S&P 500 for the second quarter. Over that three-month period, the Russell 2000 had a total return of +15.1%, more than twice the +7.05% earned by the S&P 500, while the S&P Barra Value Index earned +10.80% compared to only +3.83% for the S&P Barra Growth benchmark. This churning action is not unusual around major turning points in the market and it is one reason we rely on our time-tested quantitative models to steer the Oppenheimer managed portion of this fund. These models pick up signals from many different macroeconomic (top-down) and company specific (bottom-up) factors and keep the portfolio moving gradually in the right direction instead of lurching back and forth based on subjective judgements about the future.

The most overweighted economic sectors in the portfolio were Consumer Cyclicals, Communication Services and Energy. On the other hand, we are most underweighted relative to the S&P 500 in the Consumer Staples and Financial Sectors.

Outlook

There is increasing evidence that some factors that have strongly favored high quality, large-cap growth stocks are beginning to change:

1) Worldwide economic growth is recovering while the U.S. economy continues to be very strong.

2) The yield curve has steepened even after the recent quarter point increase in the Fed Funds rate.

3) U.S. corporate profit estimates have been revised upward.

While it is too early to tell how sustainable these forces might be, we have taken some steps within our stock scoring system to reflect these trends.


The S & P Barra Growth, S & P Barra Value, S & P 500 and NASDAQ are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund

A Report From Your Portfolio Manager
Large-Cap Growth Portfolio

Putnam Growth Team

The six months ended June 30, 1999, was marked by a dramatic shift in investor sentiment and rapid, widespread market rotation. In the first three months of the period, large-cap growth stocks set records and mid- and small-cap stocks did not participate in these gains. Growth stocks continued to outperform value stocks; however, during the second quarter, these trends were completely reversed.

During the final three months of the quarter, a combination of an acceleration in economic growth, both in the United States and abroad, coupled with a sustained increase in interest rates led investors to conclude that global economic conditions were improving. Larger-than-expected European interest-rate cuts and the apparent revival of Asian economies, which had previously been stagnant or even contracting, highlighted this trend. Investors sold large-cap growth stocks, which offered more predictable earnings and which had dominated the market since mid 1994, to buy more economically sensitive, cyclical stocks. Money flowed into large-cap value stocks as well as into small- and mid-cap stocks; areas that had previously lagged.

Major merger and acquisition activity remained high throughout the period and had an impact on the portfolio's holdings. AT&T quickly became the world's largest cable TV company as it concluded its acquisition of Tele-
Communications, Inc.; AT&T could increase its dominance further if its unsolicited bid for MediaOne is accepted. In the capital goods area, Allied Signal and Honeywell announced their merger intentions.

Performance of the Putnam managed portion of the Fund was hampered by weak stock performance in both the healthcare and financial sectors. It was also impacted by the strong performance of the energy, basic industry, and capital goods sectors, sectors in which this portion of the Fund was underweight. These sectors are composed of economically sensitive, cyclical stocks, but lack the type of growth stocks that meet the large-cap growth investment criteria. The best-performing sectors were consumer staples, communications services, and conglomerates.

Putnam's Core Growth Equity investment team continues to employ a rigorous risk-management program and is taking advantage of current market conditions to broaden holdings while maintaining its growth bias. Our focus remains on identifying companies that can improve their profits through a combination of increased revenues and more efficient operations.

Looking ahead, we are closely monitoring potential problems (computer-related spending freezes) and opportunities (inventory expansion to avoid supply disruptions) related to Y2K; the explosive growth in data communications; OPEC's renewed efforts to rein in the supply of oil; late-term presidential efforts to pass restrictive health-care legislation; and the effect of continued earnings growth acceleration on investor preference for large-cap, quality growth stocks versus economically sensitive value stocks as well as small- and mid-cap stocks.

The Putnam Large-Cap Growth Portfolio's investment philosophy remains constant: We believe that a strategy of systematic selection of high-quality growth stocks, combined with rigorous risk management and a disciplined sell process, will generate attractive risk-adjusted returns over the course of a market cycle.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund

A Report From Your Portfolio Manager
Jordan Alexander, CFA

Performance

The VA Small Cap Value Fund delivered strong performance for the six months ended June 30, 1999. During this period, the Fund returned 10.7%, compared with an increase of 3.8% for the Wilshire Small Cap Value Index, the Fund's benchmark. The Fund's performance was helped by the strength of investments in the technology, healthcare and consumer sectors, and a number of mergers and acquisitions in the portfolio. Of the 20 best performing investments in the Fund during the period, five were involved in mergers and acquisitions, and six were in technology, three in healthcare and two in the consumer sector.

Investment Strategy

During the period, the Fund benefited from the portfolio restructuring that took place late last year. At that time, we significantly increased the Fund's weighting of consumer, technology and healthcare names and/or companies with a domestic U.S. market focus. More than 45 new investments were added to the Fund since the fourth quarter of 1998, including 16 names in the consumer sector, seven in technology and five in healthcare.

The Fund's investments in the technology sector posted some of the strongest gains in the portfolio. For example, Helix Technology, a supplier of vacuum pumps and instrumentation components to semiconductor equipment manufacturers, rose 84.2% during the period. The company, which is the industry leader in this market niche, is benefiting from the introduction of new products, strong operating leverage and an upturn in the semiconductor capital equipment market.

Other strong performers for the Fund in the technology sector are in the cable equipment manufacturing business, an industry benefiting from the upgrading of the cable TV infrastructure. Scientific Atlanta, a cable equipment company, appreciated 58.5% during the period. The company should see strong earnings growth over the next few years fueled by increased capital expenditures for two-way digital cable services and the successful launch of digital services using the company's set-top boxes by cable companies. ANTEC Corp., a cable equipment manufacturer and distributor, is also benefiting from the cable TV infrastructure upgrade and increased capital spending from AT&T. AT&T, which owns 20% of ANTEC, plans to provide cable telephony services using equipment developed by an ANTEC joint venture. The ANTEC convertible bonds appreciated 48.1% during the period.

The best performing stocks for the Fund in the consumer sector were Ethan Allen Interiors, a furniture manufacturer and retailer, and Deb Shops, an operator of specialty apparel stores. During the period, the Fund's investments in these issues appreciated 48.6% and 32.1%, respectively. Healthy economic growth, low inflation and strong consumer spending have improved the earnings growth outlook for these companies.

In the healthcare sector, the two best performing issues for the Fund were Alpharma, Inc., a manufacturer of specialty generic and proprietary human pharmaceutical and animal health products, and Jones Pharma Inc., a specialty pharmaceutical company. The Fund's investments appreciated 37.0% and 24.5%, respectively, during the period, as these companies benefited from strong earnings growth and consolidation activity in the sector.

Merger and acquisition activity also continued to help the performance of the Fund. During the six-month period, eight of the Fund's holdings were involved in mergers and acquisitions, including CPI Corp., Hach Co., Shelby Williams, Wyman-Gordon, St. Paul Bancorp, SierraWest Bancorp, Western Bancorp, and New England Community Bancorp. The most significant gains were in CPI Corp., an operator of photography studios (potential gain upon completion of 52.4% since May 1998), and Hach Co., a manufacturer of water-testing equipment for industrial, commercial and consumer markets, which appreciated 90.3% since May 1998. We have seen a strong pace of mergers and acquisition activity during the first half of 1999, and as we look at the relative values of large and small cap value stocks, we expect acquisitions to continue to enhance the performance of the Fund.

In addition, the Fund's performance was bolstered by investments in energy companies, which benefited from the dramatic recovery in oil prices during the period. For example, Cabot Oil & Gas appreciated 24.1% during the six-month period and Southwestern Energy rose 40.7%. The sectors that most detracted from the performance of the Fund included insurance, food, and printing and publishing.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund



Outlook

Looking forward, we continue to see numerous opportunities to invest in undervalued, entrepreneurial small cap companies with strong growth prospects. While small cap stocks generally outperformed the stocks of larger companies in the latter part of the period, the disparity of small cap valuations relative to large company stocks remains at historically high levels. We believe this valuation differential will help fuel further merger and acquisition activity and stock buyback programs in the small cap sector, which should continue to have a positive impact on the Fund's performance.

Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

The Wilshire Small Cap Value is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund

A Report From Your Portfolio Manager
Prescott B. Crocker, CFA

Evergreen VA Strategic Income Fund generated a negative return of 0.87% for the six months ended June 30, 1999. We attribute the Fund's performance to its substantial position in U.S. Treasuries in the first half of the period. During that time, investors pushed interest rates higher on concerns of stronger-than-expected economic growth; and U.S. Treasuries incurred greater declines than other types of fixed-income investments. As of June 30, 1999, the Fund was invested as follows: U.S. high yield securities: 42%; U.S. Treasury securities: 38%; and foreign bonds: 20%. Foreign corporate bonds and foreign government bonds comprised 12% and 8% of net assets, respectively; and included the countries of Germany, Denmark and New Zealand. The Fund held no Asian or emerging market debt during the period.

Robust labor and housing markets, as well as rising stock prices, fueled a strong U.S. economic engine over the past six months. Global economies--on the mend from 1998's international financial crisis--also rebounded with greater strength than many investors expected. The combination caused market sentiment to reverse from beliefs that existed early in the period. Many investors began 1999 watchful of weak world economies that could act as a drain on U.S. growth. As the U.S. economy charged ahead, investors became concerned that domestic growth could become excessive, rekindling inflationary pressures, and prompting the Federal Reserve Board to raise interest rates to halt the rise of inflation. Reflecting this atmosphere, investors pushed bond prices lower and interest rates higher. The yield on the benchmark 30-year U.S. Treasury rose from 5.10% on December 31, 1998 to 6.07% on June 30, 1999. The Federal Reserve Board did, in fact, raise interest rates by 0.25% in June 1999 but its members also announced that after the increase, they intended to keep interest rates steady over the near-term.

The high yield bond market was the top-performing, fixed-income sector, over the past six months. The Chase Bank Global High Yield Index returned 2.96% for the six months ended June 30, 1999, compared to the Lehman Brothers Long-Term U.S. Government Index, which declined 6.61%. High yield bond prices had endured a steep decline during 1998's "flight-to-quality", but staged an impressive recovery as the economy's outlook brightened and investors became more comfortable with risk. High yield bonds provided attractive yield advantages over U.S. Treasuries; drawing investors for both income and the potential for price appreciation, in anticipation of yield relationships returning to historical standards.

European interest rates rose in anticipation of economic recovery during the period. Despite currency unification among eleven countries, the strength of European economic conditions continued to vary by individual country. This mix of economic conditions, the currency's limited use, and a more attractive investment environment in the United States--higher interest rates and an outlook for continued economic strength--caused the euro to decline in value versus the U.S. dollar in the first half of 1999. The euro debuted at $1.18 on January 1, 1999 and closed June 30, 1999 at $1.035.

Strategy

We emphasized income and total return during the period. At the end of 1998, the Fund carried a 14% position in cash equivalents. We eliminated cash to become fully invested, boosting the Fund's holdings in high yield bonds from 28% on December 31, 1998, to 42% on June 30, 1999. The Fund's high yield bond position posted a return of 3.9% over the past six months, with performance driven by energy, cable and media, gaming and telecommunications.

We modestly extended the Fund's duration from 4.7 years on December 31, 1998, to 5.2 years on June 30, 1999, in anticipation of a decline in interest rates in the second half of the year. Duration measures a fund's sensitivity to interest rate changes. Lengthening duration increases sensitivity to interest rate changes and shortening duration decreases sensitivity to changes in interest rates. We lengthened the Fund's duration by swapping Danish mortgage-backed securities with higher coupons for the same securities with lower coupons and by investing in U.S. government securities with longer maturities. We believe these changes will increase the Fund's potential for price appreciation, as we anticipate a decline in long-term interest rates.

Outlook

Our outlook for the bond market is positive for the second half of 1999. We anticipate the higher level of interest rates and oil price increases to slow economic growth--a pattern which has taken place in each of the past three years. Further, we expect inflation to remain

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund


minimal. Both gold and the Commodities Research Bureau (CRB) price index recently reached 20-year lows.

Our forecast for U.S. high yield bonds and European bonds also is favorable. We believe solid earnings momentum should support stock prices and provide a sound backdrop for the high yield bond market. Looking abroad, many European economies appear to be mired in softness and, in our opinion, their yield curves represent attractive relative value. With a positive outlook for all three of the Fund's investment sectors, we think fixed-income returns can be extremely solid in the second half of 1999.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

                       Evergreen Variable Annuity Trust

                             Financial Highlights
               (For a share outstanding throughout each period)


                                                            Year Ended
                                        Six Months Ended   December 31,
                                        June 30, 1999 #  -------------------
                                          (Unaudited)    1998 #   1997 (a) #
 AGGRESSIVE GROWTH FUND
 Net asset value, beginning of period        $13.57      $11.10     $10.00
                                             ------      ------     ------
 Income from investment operations
 Net investment income                        (0.03)      (0.04)     (0.06)
 Net realized and unrealized gains or
  losses on securities                         1.79        2.51       1.16
                                             ------      ------     ------
 Total from investment operations              1.76        2.47       1.10
                                             ------      ------     ------

 Net asset value, end of period              $15.33      $13.57     $11.10
                                             ------      ------     ------
 Total return*                                12.82%      22.25%     11.00%
 Ratios and supplemental data
 Net assets, end of period (thousands)       $7,732      $4,039     $1,868
 Ratios to average net assets:
   Expenses**                                  1.01%+      1.02%      1.06%+
   Net investment income                      (0.42%)+    (0.33%)    (0.74%)+
 Portfolio turnover rate                         34%         49%        39%

                                 Six Months Ended  Year Ended December 31,
                                 June 30, 1999 #  ----------------------------
                                   (Unaudited)    1998 #   1997 #   1996 (b) #
 EVERGREEN FUND
 Net asset value, beginning of
  period                             $ 15.31      $ 14.89  $ 11.41   $ 10.00
                                     -------      -------  -------   -------
 Income from investment
  operations
 Net investment income                  0.03         0.07     0.06      0.05
 Net realized and unrealized
  gains or losses on securities         2.00         0.86     4.15      1.44
                                     -------      -------  -------   -------
 Total from investment
  operations                            2.03         0.93     4.21      1.49
                                     -------      -------  -------   -------

 Less distributions from
 Net investment income                 (0.03)           0    (0.05)    (0.05)
 Net realized gains                    (0.06)       (0.51)   (0.68)    (0.03)
                                     -------      -------  -------   -------
 Total distributions                   (0.09)       (0.51)   (0.73)    (0.08)
                                     -------      -------  -------   -------

 Net asset value, end of period      $ 17.25      $ 15.31  $ 14.89   $ 11.41
                                     -------      -------  -------   -------
 Total return*                         13.35%        6.44%   37.16%    14.90%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                        $63,549      $45,820  $21,600   $10,862
 Ratios to average net assets:
   Expenses**                           1.01%+       1.01%    1.01%     1.00%+
   Net investment income                0.42%+       0.49%    0.42%     0.87%+
 Portfolio turnover rate                  17%          16%      32%        6%

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
(b) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the pe-riod.
 *  Total return does not reflect charges of the separate accounts.
 ** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                       Evergreen Variable Annuity Trust

                             Financial Highlights
               (For a share outstanding throughout each period)

                                 Six Months Ended  Year Ended December 31,
                                 June 30, 1999 #  ----------------------------
                                   (Unaudited)    1998 #   1997 #   1996 (a) #
 FOUNDATION FUND
 Net asset value, beginning of
  period                             $  14.47     $ 13.54  $ 11.31   $ 10.00
                                     --------     -------  -------   -------
 Income from investment
  operations
 Net investment income                   0.18        0.35     0.26      0.16
 Net realized and unrealized
  gains or losses on securities          0.59        1.07     2.86      1.37
                                     --------     -------  -------   -------
 Total from investment
  operations                             0.77        1.42     3.12      1.53
                                     --------     -------  -------   -------
 Less distributions from
 Net investment income                      0       (0.26)   (0.24)    (0.16)
 Net realized gains                     (0.04)      (0.23)   (0.65)    (0.06)
                                     --------     -------  -------   -------
 Total distributions                    (0.04)      (0.49)   (0.89)    (0.22)
                                     --------     -------  -------   -------

 Net asset value, end of period      $  15.20     $ 14.47  $ 13.54   $ 11.31
                                     --------     -------  -------   -------
 Total return*                           5.25%      10.56%   27.80%    15.30%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                        $119,237     $78,371  $31,840   $15,812
 Ratios to average net assets:
   Expenses**                            0.97%+      1.00%    1.01%     1.00%+
   Net investment income                 2.51%+      2.44%    2.15%     2.70%+
 Portfolio turnover rate                    8%         10%      26%       12%

                                                            Year Ended
                                        Six Months Ended   December 31,
                                        June 30, 1999 #  ------------------
                                          (Unaudited)    1998 #  1997 (b) #
 GLOBAL LEADERS FUND
 Net asset value, beginning of period       $ 12.76      $10.79    $10.00
                                            -------      ------    ------
 Income from investment operations
 Net investment income                         0.06        0.10      0.11
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                1.00        1.94      0.77
                                            -------      ------    ------
 Total from investment operations              1.06        2.04      0.88
                                            -------      ------    ------
 Less distributions from
 Net investment income                            0       (0.07)    (0.06)
 Net realized gains                               0           0     (0.03)
                                            -------      ------    ------
 Total distributions                              0       (0.07)    (0.09)
                                            -------      ------    ------

 Net asset value, end of period             $ 13.82      $12.76    $10.79
                                            -------      ------    ------
 Total return*                                 8.33%      18.92%     8.80%
 Ratios and supplemental data
 Net assets, end of period (thousands)      $14,154      $9,583    $2,899
 Ratios to average net assets:
   Expenses**                                  1.02%+      1.04%     1.05%+
   Net investment income                       0.88%+      0.89%     1.15%+
 Portfolio turnover rate                         11%         12%       11%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
(b) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the pe-riod.
 *  Total return does not reflect charges of the separate accounts.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                       Evergreen Variable Annuity Trust

                             Financial Highlights
               (For a share outstanding throughout each period)

                                 Six Months Ended  Year Ended December 31,
                                 June 30, 1999 #  ----------------------------
                                   (Unaudited)    1998 #   1997 #   1996 (a) #
 GROWTH AND INCOME FUND
 Net asset value, beginning of
  period                             $ 15.58      $ 15.29  $ 11.83   $ 10.00
                                     -------      -------  -------   -------
 Income from investment
  operations
 Net investment income                  0.05         0.16     0.08      0.06
 Net realized and unrealized
  gains or losses on securities         0.79         0.56     4.01      1.84
                                     -------      -------  -------   -------
 Total from investment
  operations                            0.84         0.72     4.09      1.90
                                     -------      -------  -------   -------
 Less distributions from
 Net investment income                     0        (0.13)   (0.07)    (0.06)
 Net realized gains                    (0.08)       (0.30)   (0.56)    (0.01)
                                     -------      -------  -------   -------
 Total distributions                   (0.08)       (0.43)   (0.63)    (0.07)
                                     -------      -------  -------   -------

 Net asset value, end of period      $ 16.34      $ 15.58  $ 15.29   $ 11.83
                                     -------      -------  -------   -------
 Total return*                         10.36%        4.77%   34.66%    19.00%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                        $74,797      $60,576  $31,088   $14,484
 Ratios to average net assets:
   Expenses**                           1.01%+       1.01%    1.01%     1.00%+
   Net investment income                0.57%+       1.02%    0.59%     1.00%+
 Portfolio turnover rate                  27%          13%      18%        2%

                                       Six Months Ended
                                       June 30, 1999 #       Period Ended
                                         (Unaudited)    December 31, 1998 (b) #
 INTERNATIONAL GROWTH FUND
 Net asset value, beginning of period       $ 9.39              $10.00
                                            ------              ------
 Income from investment operations
 Net investment income                        0.09                0.03
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions               0.22               (0.64)
                                            ------              ------
 Total from investment operations             0.31               (0.61)
                                            ------              ------

 Net asset value, end of period             $ 9.70              $ 9.39
                                            ------              ------
 Total return*                                3.30%              (6.10%)
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                               $2,228              $1,425
 Ratios to average net assets:
   Expenses**                                 1.03%+              1.02%+
   Net investment income                      1.96%+              1.05%+
 Portfolio turnover rate                        93%                 59%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
(b) For the period from August 17, 1998 (commencement of operations) to Decem-ber 31, 1998.
 +  Annualized.
 # Net investment income is based on average shares outstanding during the pe-riod.
 *  Total return does not reflect charges of the separate accounts.
 ** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                       Evergreen Variable Annuity Trust

                             Financial Highlights
               (For a share outstanding throughout each period)

                                                               Period Ended
                                                            June 30, 1999 (a) #
                                                                (Unaudited)
 MASTERS FUND
 Net asset value, beginning of period                             $ 10.00
                                                                  -------
 Income from investment operations
 Net investment income                                                  0
 Net realized and unrealized gains or losses on securities           0.84
                                                                  -------
 Total from investment operations                                    0.84
                                                                  -------

 Net asset value, end of period                                   $ 10.84
                                                                  -------
 Total return*                                                       8.40%
 Ratios and supplemental data
 Net assets, end of period (thousands)                            $12,036
 Ratios to average net assets:
   Expenses**                                                        1.00%+
   Net investment income                                             0.30%+
 Portfolio turnover rate                                               34%

                                       Six Months Ended
                                       June 30, 1999 #       Period Ended
                                         (Unaudited)    December 31, 1998 (b) #
 SMALL CAP VALUE FUND
 Net asset value, beginning of period       $ 9.58              $10.00
                                            ------              ------
 Income from investment operations
 Net investment income                        0.10                0.15
 Net realized and unrealized gains or
  losses on securities                        0.92               (0.45)
                                            ------              ------
 Total from investment operations             1.02               (0.30)
                                            ------              ------
 Less distributions from
 Net investment income                           0               (0.11)
 Net realized gains                              0               (0.01)
                                            ------              ------
 Total distributions                             0               (0.12)
                                            ------              ------

 Net asset value, end of period             $10.60              $ 9.58
                                            ------              ------
 Total return*                               10.65%              (2.86%)
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                               $3,804              $2,282
 Ratios to average net assets:
   Expenses**                                 1.04%+              1.02%+
   Net investment income                      1.81%+              2.49%+
 Portfolio turnover rate                        21%                 26%

(a) For the period from January 29, 1999 (commencement of operations) to June 30, 1999.
(b) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.
*   Total return does not reflect charges of the separate accounts.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                       Evergreen Variable Annuity Trust

                             Financial Highlights
               (For a share outstanding throughout each period)

                                                                Year
                                        Six Months Ended Ended December 31,
                                        June 30, 1999 #  -------------------
                                          (Unaudited)    1998 #   1997 (a) #
 STRATEGIC INCOME FUND
 Net asset value, beginning of period       $ 10.39      $ 10.20    $10.00
                                            -------      -------    ------
 Income from investment operations
 Net investment income                         0.32         0.64      0.32
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions               (0.41)       (0.04)     0.21
                                            -------      -------    ------
 Total from investment operations             (0.09)        0.60      0.53
                                            -------      -------    ------
 Less distributions from
 Net investment income                            0        (0.41)    (0.31)
 Net realized gains                               0            0     (0.02)
                                            -------      -------    ------
 Total distributions                              0        (0.41)    (0.33)
                                            -------      -------    ------

 Net asset value, end of period             $ 10.30      $ 10.39    $10.20
                                            -------      -------    ------
 Total return*                                (0.87%)       5.91%     5.28%
 Ratios and supplemental data
 Net assets, end of period (thousands)      $15,772      $11,182    $2,204
 Ratios to average net assets:
   Expenses**                                  0.85%+       1.02%     1.02%+
   Net investment income                       6.38%+       6.05%     5.34%+
 Portfolio turnover rate                        119%         231%      119%

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.
*   Total return does not reflect charges of the separate accounts.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Aggressive Growth Fund

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - 92.9%
          Business Equipment & Services - 2.6%
    6,400 Paychex, Inc. ...........................................   $  204,000
                                                                      ----------
          Chemical & Agricultural Products - 2.3%
    4,500 Monsanto Co. ............................................      177,469
                                                                      ----------
          Communication Systems &
           Services - 9.1%
    4,100*Cisco Systems, Inc. ...................................        263,681
    2,800*MCI WorldCom, Inc. ....................................        240,975
    3,000*Tellabs, Inc. .........................................        202,688
                                                                      ----------
                                                                         707,344
                                                                      ----------
          Consumer Products & Services - 1.0%
    2,300*Action Performance Companies, Inc. ....................         75,900
                                                                      ----------
          Finance & Insurance - 7.7%
    1,710 American International Group, Inc. ......................      200,177
    3,700 Capital One Financial Corp. .............................      206,044
    4,000 Citigroup, Inc. .........................................      190,000
                                                                      ----------
                                                                         596,221
                                                                      ----------
          Healthcare Products & Services - 15.0%
    6,000*Health Management Associates, Inc. Cl. A...............         67,500
    2,500 Medtronic, Inc. .........................................      194,687
    6,000*Osteotech, Inc. .......................................        172,500
    9,200*VISX, Inc. ............................................        728,525
                                                                      ----------
                                                                       1,163,212
                                                                      ----------
          Information Services &
           Technology - 19.2%
    1,600*America Online, Inc. ..................................        176,800
    8,200*American Power Conversion Corp. .......................        165,025
    2,500*Citrix Systems, Inc. ..................................        141,250
    6,000*EMC Corp. .............................................        330,000
    3,500*Microsoft Corp. .......................................        315,656
    2,000*Safeguard Scientifics, Inc. ...........................        124,000
    2,400*Veritas Software Corp. ................................        227,850
                                                                      ----------
                                                                       1,480,581
                                                                      ----------
          Leisure & Tourism - 2.1%
    4,500*Premier Parks, Inc. ...................................        165,375
                                                                      ----------
          Oil & Energy - 2.0%
    4,000 Apache Corp. ............................................      156,000
                                                                      ----------
          Oil Field Services - 3.3%
    3,000*BJ Services Co., Inc. .................................         88,312
    4,500 ENSCO International, Inc. ...............................       89,719
    2,000*Weatherford International, Inc. .......................         73,250
                                                                      ----------
                                                                         251,281
                                                                      ----------

* Non-income producing security.

  Shares                                                               Value

 COMMON STOCKS - continued
           Pharmaceuticals - 5.9%
    3,500* Forest Laboratories, Inc. ...........................   $     161,875
    6,000* ICN Pharmaceuticals, Inc. ...........................         193,125
    7,000* Neopharm, Inc. ......................................         103,250
                                                                   -------------
                                                                         458,250
                                                                   -------------
           Printing, Publishing, Broadcasting & Entertainment -
             8.0%
    3,500* Chancellor Media Corp. ..............................         192,938
    3,100* Clear Channel Communications, Inc. ..................         213,706
    7,000* Infinity Broadcasting Corp. .........................         208,250
                                                                   -------------
                                                                         614,894
                                                                   -------------
           Retailing & Wholesale - 7.8%
    2,600* Bed Bath & Beyond, Inc. .............................         100,100
    2,700  Family Dollar Stores, Inc. ............................        64,800
    3,600  Home Depot, Inc. ......................................       231,975
    5,000* Office Depot, Inc. ..................................         110,313
    3,100* Staples, Inc. .......................................          95,906
                                                                   -------------
                                                                         603,094
                                                                   -------------
           Telecommunication Services &
            Equipment - 6.9%
    3,700* ADC Telecommunications, Inc. ........................         168,581
    4,000* Allegiance Telecom, Inc. ............................         219,500
    1,000* Qualcomm, Inc. ......................................         143,500
                                                                   -------------
                                                                         531,581
                                                                   -------------
           Total Common Stocks
            (cost $5,272,312).....................................     7,185,202
                                                                   -------------
 Principal
  Amount                                                               Value
 SHORT-TERM INVESTMENTS - 11.0%
           U.S. Government Agency
            Obligations - 11.0%
 $852,000  Federal National Mortgage Association Discount Notes
            4.55%, 7/1/1999
            (cost $852,000).......................................       852,000
                                                                    ------------

          Total Investments -
           (cost $6,124,312)...............................   103.9%   8,037,202
          Other Assets and
           Liabilities - net...............................    (3.9)   (304,893)
                                                              -----  ----------
          Net Assets.......................................   100.0% $ 7,732,309
                                                              =====  ===========

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - 80.1%
             Banks - 6.4%
      10,000 Associated Banc Corp. ...............................   $   415,000
      18,000 BankBoston Corp. ....................................       920,250
      25,000 Cardinal Financial Corp. ............................       181,250
      15,000 CCBT Bancorp, Inc. ..................................       288,750
       6,000 Comerica, Inc. ......................................       356,625
       4,000 F&M National Corp. ..................................       132,750
       4,000 Hibernia Corp. Cl. A.................................        62,750
      10,000 Huntington Bancshares, Inc. .........................       350,000
       4,000 Mellon Bank Corp. ...................................       145,500
       3,600 National City Corp. .................................       235,800
      10,665 Pe Corp. ............................................       138,645
      25,164 Republic Security Financial Corp. ...................       210,748
       6,000 Seacoast Banking Corp. of Florida Cl. A..............       183,000
       5,276 Wachovia Corp. ......................................       451,428
                                                                     -----------
                                                                       4,072,496
                                                                     -----------
             Building, Construction & Furnishings - 9.1%
      15,000 * Beazer Homes USA, Inc. ............................       347,812
      26,250 Cavalier Homes, Inc. ................................       214,922
      28,125 Clayton Homes, Inc. .................................       321,680
      51,500 D.R. Horton, Inc. ...................................       856,187
      25,000 * Genlyte Group, Inc. ...............................       560,937
      10,000 * Knoll, Inc. .......................................       266,250
      23,000 Lennar Corp. ........................................       552,000
      16,000 M/I Schottenstein Homes, Inc. .......................       295,000
      10,000 * Morgan Products, Ltd. .............................        38,125
      24,700 Oakwood Homes Corp. .................................       324,188
       3,000 * Palm Harbor Homes, Inc. ...........................        75,188
      27,500 * Presley Companies Cl. A............................        24,063
      10,000 Ryland Group, Inc. ..................................       296,875
      10,000 TJ International, Inc. ..............................       310,000
      22,000 * Toll Brothers, Inc. ...............................       471,625
      23,500 * US Home Corp. .....................................       834,250
                                                                     -----------
                                                                       5,789,102
                                                                     -----------
             Business Equipment & Services - 0.8%
      10,000 * Convergys Corp. ...................................       192,500
      12,031 * Paxar Corp. .......................................       108,279
       5,000 * Zebra Technologies Corp. Cl. A.....................       192,187
                                                                     -----------
                                                                         492,966
                                                                     -----------
             Chemical & Agricultural Products - 0.2%
       1,000 Schulman (A.), Inc. .................................        17,188
       4,000 Sigma-Aldrich Corp. .................................       137,750
                                                                     -----------
                                                                         154,938
                                                                     -----------
             Communication Systems & Services - 0.7%
       7,625 * Andrew Corp. ......................................       144,399
       4,500 * Cisco Systems, Inc. ...............................       289,406
                                                                     -----------
                                                                         433,805
                                                                     -----------

   Shares                                                               Value

 COMMON STOCKS - continued
             Consumer Products & Services - 4.2%
       2,700 * Cendant Corp. .....................................   $    55,350
      15,000 Commonwealth Industries, Inc. .......................       187,500
       8,000 Harman International Industries, Inc. ...............       352,000
      15,000 K2, Inc. ............................................       134,062
      13,700 Lancaster Colony Corp. ..............................       472,650
      10,000 Noble Affiliates, Inc. ..............................       281,875
       7,000 Russ Berrie & Co., Inc. .............................       173,250
       8,000 St. John Knits, Inc. ................................       234,000
      13,000 Stride Rite Corp. ...................................       134,062
       2,700 Toro Co. ............................................       106,313
      20,000 Tupperware Corp. ....................................       510,000
                                                                     -----------
                                                                       2,641,062
                                                                     -----------
             Electronic Equipment & Services - 2.9%
      10,000 * Dupont Photomasks, Inc. ...........................       478,750
       5,000 * Hadco Corp. .......................................       198,750
       4,200 Hewlett-Packard Co. .................................       422,100
      12,000 * SMART Modular Technologies, Inc. ..................       208,500
       8,000 * Sun Microsystems, Inc. ............................       551,000
                                                                     -----------
                                                                       1,859,100
                                                                     -----------
             Finance & Insurance - 9.1%
       3,000 AMBAC Financial Group, Inc. .........................       171,375
      10,000 American Bankers Insurance Group, Inc................       544,375
       6,412 American International Group, Inc. ..................       750,605
       4,000 Countrywide Credit Industries, Inc. .................       171,000
      13,200 Dain Rauscher Corp. .................................       714,450
      10,500 Edwards (A.G.), Inc. ................................       338,625
      10,000 Enhance Financial Services Group, Inc. ..............       197,500
      18,700 First American Financial Corp. ......................       334,262
       2,500 Freedom Securities Corp. ............................        42,813
       6,000 Horace Mann Educators Corp. .........................       163,125
       9,000 Landamerica Financial Group, Inc. ...................       258,750
       2,800 MBIA, Inc. ..........................................       181,300
      18,000 Mercury General Corp. ...............................       612,000
         100 Merrill Lynch & Co., Inc. ...........................         7,994
       5,000 MGIC Investment Corp. ...............................       243,125
      15,500 Morgan Keegan, Inc. .................................       293,531
       5,000 Morgan Stanley, Dean Witter & Co. ...................       512,500
       5,000 Paine Webber Group, Inc. ............................       233,750
                                                                     -----------
                                                                       5,771,080
                                                                     -----------
             Healthcare Products & Services - 14.4%
      15,000 * ADAC Laboratories..................................       108,750
       3,000 * Alcide Corp. ......................................        54,000
       3,000 Arrow International, Inc. ...........................        77,625
      13,000 Beckman Coulter, Inc. ...............................       632,125
      15,000 * Boston Scientific Corp. ...........................       659,062
      20,000 * Carematrix Corp. ..................................       248,750
       2,850 Columbia/HCA Healthcare Corp. .......................        65,015

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
             Healthcare Products & Services - continued
      26,000 * Elan Corp Plc, ADR.................................   $   721,500
      37,000 * Health Management Associates, Inc. Cl. A ..........       416,250
      10,000 * Hologic, Inc.  ....................................        56,250
      10,000 * Idexx Laboratories, Inc. ..........................       233,125
         150 * LifePoint Hospitals, Inc. .........................         2,016
       4,300 * Maxxim Medical, Inc. ..............................       100,244
      10,000 McKesson HBOC, Inc. .................................       321,250
       4,000 Merck & Co., Inc. ...................................       296,000
      10,000 Meridian Med Technologies, Inc. .....................        63,750
       3,000 Pfizer, Inc. ........................................       329,250
       6,000 Stryker Corp. .......................................       360,750
         150 Triad Hospitals, Inc. ...............................         2,025
      56,000 * VISX, Inc. ........................................     4,434,500
                                                                     -----------
                                                                       9,182,237
                                                                     -----------
             Industrial Specialty Products & Services - 6.2%
       9,000 AptarGroup, Inc. ....................................       270,000
      10,000 Barnes Group, Inc. ..................................       217,500
      10,000 Furon Co. ...........................................       190,000
      30,000 * Gaylord Container Corp. Cl. A......................       238,125
      15,000 * Input/Output, Inc. ................................       113,438
      27,900 Kaydon Corp. ........................................       938,137
       1,000 Nacco Industries, Inc. Cl. A.........................        73,500
       4,000 Robbins & Myers, Inc. ...............................        89,250
       6,000 Spartech Corp. ......................................       189,750
      30,000 Superior Industries International, Inc. .............       819,375
      18,000 Teleflex, Inc. ......................................       781,875
                                                                     -----------
                                                                       3,920,950
                                                                     -----------
             Information Services & Technology - 4.3%
      27,500 * Analytical Surveys, Inc. ..........................       684,062
      10,000 * Etec Systems, Inc. ................................       332,500
       9,000 Fair Issac & Co., Inc. ..............................       315,562
       8,000 * Gateway, Inc. .....................................       472,000
      15,000 * Micros Systems, Inc. ..............................       510,000
       3,000 * Network Associates, Inc. ..........................        44,063
      28,000 * Parametric Technology Corp. .......................       388,500
                                                                     -----------
                                                                       2,746,687
                                                                     -----------
             Leisure & Tourism - 0.7%
      14,000 Starwood Hotels & Resorts............................       427,875
                                                                     -----------
             Machinery - Diversified - 0.4%
       9,000 * Terex Corp. .......................................       273,938
                                                                     -----------
             Manufacturing - Distributing - 0.2%
       7,000 CLARCOR, Inc. .......................................       134,313
                                                                     -----------
             Oil Field Services - 0.7%
       6,700 Diamond Offshore Drilling, Inc. .....................       190,112
      10,000 Transocean Offshore, Inc. ...........................       262,500
                                                                     -----------
                                                                         452,612
                                                                     -----------

   Shares                                                              Value

 COMMON STOCKS - continued
             Printing, Publishing, Broadcasting & Entertainment -
               1.7%
      20,400 Belo (A.H.) Corp., Ser. A...........................   $   401,625
      37,800 Bowne & Co., Inc. ..................................       491,400
       3,000 * Chancellor Media Corp. ...........................       165,375
                                                                    -----------
                                                                      1,058,400
                                                                    -----------
             Real Estate - 2.8%
       4,500 * Alexander's, Inc. REIT............................       332,437
       3,500 Equity Residential Properties Trust REIT............       157,719
       9,700 Newhall Land & Farming Co. .........................       238,863
      30,000 RFS Hotel Investors, Inc. REIT......................       376,875
      14,100 St. Joe Corp. ......................................       380,700
      31,800 Sunstone Hotel Investors, Inc. REIT.................       270,300
                                                                    -----------
                                                                      1,756,894
                                                                    -----------
             Retailing & Wholesale - 6.0%
       3,000 Avnet, Inc. ........................................       139,500
      24,000 * Borders Group, Inc. ..............................       379,500
       8,000 * Cole National Corp., Cl. A........................        63,500
       5,000 * Costco Companies, Inc. ...........................       400,313
      22,500 Ethan Allen Interiors, Inc. ........................       849,375
       5,700 Heilig-Meyers Co. ..................................        38,831
      19,600 Lowe's Companies, Inc. .............................     1,111,075
      20,000 * Sonic Automotive, Inc. ...........................       275,000
      11,000 Tandy Corp. ........................................       537,625
                                                                    -----------
                                                                      3,794,719
                                                                    -----------
             Telecommunication Services & Equipment - 0.0%
       1,000 * Aspect Telecommunications Corp. ..................         9,750
                                                                    -----------
             Textile & Apparel - 1.2%
      78,400 *Donna Karan International, Inc. ...................       779,100
                                                                    -----------
             Thrift Institutions - 0.8%
      10,000 Mech Financial, Inc. ...............................       375,000
      11,550 York Financial Corp. ...............................       168,919
                                                                    -----------
                                                                        543,919
                                                                    -----------
             Transportation - 3.9%
      28,500 * Airnet Systems, Inc. .............................       384,750
      12,000 Florida East Coast Indiana, Inc. ...................       531,000
       3,000 * Heartland Express, Inc. ..........................        49,125
      17,500 * Midwest Express Holdings, Inc. ...................       595,000
      30,250 Southwest Airlines Co. .............................       941,531
                                                                    -----------
                                                                      2,501,406
                                                                    -----------
             Utilities - Electric - 0.7%
      10,000 Central Hudson Gas & Electric Corp. ................       420,000
                                                                    -----------
             Utilities - Telephone - 2.7%
      20,000 * Nextel Communications, Inc. Cl. A.................     1,003,750
       5,000 * Powertel, Inc. ...................................       149,375

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund

                       Schedule of Investments (continued)
                           June 30, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
             Utilities - Telephone - continued
       8,000 Sprint Corp. ........................................   $   422,500
       2,000 * Sprint Corp. (PCS Group)...........................       114,250
                                                                     -----------
                                                                       1,689,875
                                                                     -----------
             Total Common Stocks
              (cost $42,301,107)..................................    50,907,224
                                                                     -----------

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 20.3%
             Repurchase Agreement - 20.3%
 $12,875,000 State Street Bank & Trust Co.
              4.80%, purchased 6/30/1999, maturing 7/1/1999,
              maturity value $12,876,717 (cost $12,875,000)
              (a)...............................................   $12,875,000
                                                                   -----------

             Total Investments -
              (cost $55,176,107)..........................   100.4%  63,782,224
             Other Assets and
              Liabilities - net...........................    (0.4)    (233,564)
                                                             -----  -----------
             Net Assets...................................   100.0% $63,548,660
                                                             =====  ===========

(a) The repurchase agreement is fully collateralized by: $13,250,000 FNMA, 4.84%, 11/27/2000; value including accrued interest--$13,135,268.
 *  Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Foundation Fund

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 55.2%
             Aerospace & Defense - 0.4%
      10,000 Boeing Co. .........................................   $    441,875
                                                                    ------------
             Automotive Equipment &
               Manufacturing - 1.0%
      12,087 Autoliv, Inc. ......................................        365,632
       6,235 Daimler Chrysler AG.................................        554,135
       4,000 Goodyear Tire & Rubber Co. .........................        235,250
                                                                    ------------
                                                                       1,155,017
                                                                    ------------
             Banks - 7.0%
       2,625 AmSouth Bancorp.....................................         60,867
      21,000 BankBoston Corp. ...................................      1,073,625
      13,600 CCBT Bancorp, Inc. .................................        261,800
      13,000 Comerica, Inc. .....................................        772,688
      15,000 Compass Bancshares, Inc. ...........................        408,750
       2,000 F&M National Corp. .................................         66,375
      10,000 Fleet Financial Group, Inc. ........................        443,750
      10,000 Huntington Bancshares, Inc. ........................        350,000
      10,000 KeyCorp.............................................        321,250
         600 M&T Bank Corp. .....................................        330,000
      20,000 Mellon Bank Corp. ..................................        727,500
      11,000 Mercantile Bancorp, Inc. ...........................        628,375
       5,400 National City Corp. ................................        353,700
      25,000 Pacific Century Financial Corp. ....................        539,063
      10,000 PNC Bank Corp. .....................................        576,250
       8,000 Seacoast Banking Corp. of Florida Cl. A.............        244,000
      12,600 Suntrust Banks, Inc. ...............................        874,912
       5,000 Wilmington Trust Corp. .............................        287,215
                                                                    ------------
                                                                       8,320,120
                                                                    ------------
             Building, Construction & Furnishings - 3.6%
      19,000 Armstrong World Industries, Inc.....................      1,098,437
      20,000 Carlisle Companies, Inc. ...........................        962,500
      10,000 Centex Construction Products, Inc. .................        341,250
      15,000 Centex Corp. .......................................        563,438
      42,750 D.R. Horton, Inc. ..................................        710,719
      24,004 Lennar Corp. .......................................        576,096
                                                                    ------------
                                                                       4,252,440
                                                                    ------------
             Business Equipment &
              Services - 1.4%
      13,000 * Computer Sciences Corp. ..........................        899,437
      20,000 * Convergys Corp. ..................................        385,000
       6,200 * Crescent Operating, Inc. .........................         42,238
      15,000 Steelcase, Inc. ....................................        300,000
                                                                    ------------
                                                                       1,626,675
                                                                    ------------
             Capital Goods - 1.4%
      15,000 Caterpillar, Inc. ..................................        900,000
      20,000 Deere & Co. ........................................        792,500
                                                                    ------------
                                                                       1,692,500
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Chemical & Agricultural
              Products - 2.4%
      20,000 Du Pont (E. I.) De Nemours & Co. ...................   $  1,366,250
      20,000 Monsanto Co. .......................................        788,750
       8,000 PPG Industries, Inc. ...............................        472,500
       2,581 Rohm & Haas Co. ....................................        110,660
       8,500 Schulman (A.), Inc. ................................        146,094
                                                                    ------------
                                                                       2,884,254
                                                                    ------------
             Communication Systems & Services - 0.5%
       9,000 * Cisco Systems, Inc. ..............................        578,813
                                                                    ------------
             Consumer Products &
              Services - 1.3%
       5,947 * Cendant Corp. ....................................        121,913
       9,300 Harman International Industries, Inc. ..............        409,200
      21,000 Newell Rubbermaid, Inc. ............................        976,500
                                                                    ------------
                                                                       1,507,613
                                                                    ------------
             Diversified Companies - 0.3%
      10,000 GATX Corp. .........................................        380,625
                                                                    ------------
             Electrical Equipment &
              Services - 1.8%
       6,000 Applied Power, Inc. Cl. A...........................        163,875
      20,000 Emerson Electric Co. ...............................      1,257,500
       6,400 General Electric Co. ...............................        723,200
                                                                    ------------
                                                                       2,144,575
                                                                    ------------
             Electronic Equipment &
              Services - 2.5%
       7,000 Hewlett-Packard Co. ................................        703,500
       8,000 Intel Corp. ........................................        476,000
      10,000 International Business Machines Corp. ..............      1,292,500
       8,000 * Sun Microsystems, Inc. ...........................        551,000
                                                                    ------------
                                                                       3,023,000
                                                                    ------------
             Finance & Insurance - 10.7%
       7,600 AFLAC, Inc. ........................................        363,850
       5,600 Allstate Corp. .....................................        200,900
       5,000 American Express Co. ...............................        650,625
       7,000 American International Group, Inc. .................        819,438
         210 Berkshire Hathaway Inc. ............................        470,400
      11,000 Chubb Corp. ........................................        764,500
       4,000 Countrywide Credit Industries, Inc. ................        171,000
       6,200 Dain Rauscher Corp..................................        335,575
       3,000 Edwards (A.G.), Inc. ...............................         96,750
       7,300 * Farm Family Holdings, Inc. .......................        249,569
      15,000 Federal National Mortgage Assoc. ...................      1,025,625
       6,000 Goldman Sachs Group, Inc. ..........................        433,500
      30,000 Horace Mann Educators Corp. ........................        815,625
      11,500 John Nuveen Co., Cl. A..............................        490,906
      16,732 Legg Mason, Inc. ...................................        644,182
       8,000 Lehman Brothers Holdings, Inc. .....................        498,000

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Foundation Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


    Shares                                                            Value

 COMMON STOCKS - continued
             Finance & Insurance - continued
      10,000 Lincoln National Corp. ............................   $    523,125
      15,000 Merrill Lynch & Co., Inc. .........................      1,199,062
       5,000 MGIC Investment Corp. .............................        243,125
      10,400 Paine Webber Group, Inc. ..........................        486,200
      11,250 Raymond James Financial, Inc. .....................        269,297
      14,000 Torchmark Corp. ...................................        477,750
      15,000 UNUM Corp. ........................................        821,250
         455 Waddell & Reed Financial, Inc. Cl. A...............         12,484
       1,959 Waddell & Reed Financial, Inc. Cl. B...............         52,893
      11,650 XL Capital Ltd. ...................................        658,225
                                                                   ------------
                                                                     12,773,856
                                                                   ------------
             Food & Beverage Products - 0.9%
      20,000 Albertsons, Inc. ..................................      1,031,250
                                                                   ------------
             Healthcare Products &
              Services - 5.3%
       9,000 Abbott Laboratories................................        409,500
      12,000 American Home Products Corp. ......................        690,000
       7,500 Celera Genomics Group..............................        121,406
       4,050 Columbia/HCA Healthcare Corp. .....................         92,391
       3,750 * Covance, Inc. ...................................         89,766
      12,000 * First Health Group Corp. ........................        258,750
         213 * LifePoint Hospitals, Inc. .......................          2,862
      13,000 Lilly (Eli) & Co. .................................        931,125
       4,000 Medtronic, Inc. ...................................        311,500
      14,200 Merck & Co., Inc. .................................      1,050,800
      15,000 PE Corp-PE Biosystems Group........................      1,721,250
         213 Triad Hospitals, Inc. .............................          2,875
      10,000 Warner-Lambert Co. ................................        693,750
                                                                   ------------
                                                                      6,375,975
                                                                   ------------
             Industrial Specialty Products & Services - 1.7%
       3,000 Corning, Inc. .....................................        210,375
       6,000 Honeywell, Inc. ...................................        695,250
      12,800 Leggett & Platt, Inc. .............................        356,000
      10,000 Parker Hannifin Corp. .............................        457,500
       6,000 Snap-on, Inc. .....................................        217,125
       8,000 Timken Co. ........................................        156,000
                                                                   ------------
                                                                      2,092,250
                                                                   ------------
             Oil & Energy - 0.9%
       5,000 Chevron Corp. .....................................        475,938
       3,200 Consolidated Natural Gas Co. ......................        194,400
       6,200 Texaco, Inc. ......................................        387,500
                                                                   ------------
                                                                      1,057,838
                                                                   ------------
             Oil Field Services - 0.4%
       8,000 Schlumberger Ltd. .................................        509,500
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.6%
       6,000 New York Times Co., Cl. A..........................        220,875
       7,000 Time Warner, Inc. .................................        514,500
                                                                   ------------
                                                                        735,375
                                                                   ------------

    Shares                                                             Value

 COMMON STOCKS - continued
             Real Estate - 3.9%
       8,000 Apartment Investment & Management Co. Cl. A REIT....   $    342,000
       5,000 Brandywine Realty Trust REIT........................         99,062
       1,442 Camden Property Trust REIT..........................         40,016
       7,000 Capstead Mortgage Corp. REIT........................         38,063
      20,000 CarrAmerica Realty Corp. REIT.......................        500,000
       5,000 Chelsea GCA Realty, Inc. REIT.......................        185,625
      12,000 Crescent Real Estate Equities, Inc. REIT............        285,000
      12,000 Crown American Realty Trust REIT....................         87,750
       1,000 Equity Residential Properties Trust REIT............         45,062
      30,000 FelCor Lodging Trust, Inc. REIT.....................        622,500
         334 * Horizon Group Properties, Inc. REIT...............          1,086
      11,400 * Konover Property Trust, Inc. REIT.................        104,737
       5,000 Kranzco Realty Trust REIT...........................         66,590
      12,000 Marriott International, Inc., Cl. A.................        448,500
      50,000 Meditrust Co. REIT..................................        653,125
      10,230 Post Property, Inc. REIT............................        419,430
       4,776 Prime Retail, Inc. REIT.............................         41,492
      20,000 Simon Property Group Inc. REIT......................        507,500
       1,500 * Sodexho Marriott Services, Inc....................         28,781
      20,000 Sunstone Hotel Investors, Inc. REIT.................        175,100
                                                                    ------------
                                                                       4,691,419
                                                                    ------------
             Retailing & Wholesale - 1.2%
       4,000 Avnet, Inc. ........................................        186,000
       1,700 J.C. Penney Co., Inc. ..............................         82,556
      10,000 Lowe's Companies, Inc. .............................        566,875
      11,100 W.W. Grainger, Inc. ................................        597,319
                                                                    ------------
                                                                       1,432,750
                                                                    ------------
             Textile & Apparel - 0.4%
      10,000 V. F. Corp..........................................        427,500
                                                                    ------------
             Thrift Institutions - 0.7%
       8,800 Golden West Financial Corp..........................        862,400
                                                                    ------------
             Transportation - 0.5%
       9,800 Union Pacific Corp..................................        571,463
                                                                    ------------
             Utilities - Electric - 1.0%
       5,000 Central Hudson Gas & Electric Corp..................        210,000
      15,000 Eastern Utilities Associates........................        436,875
      35,000 * Niagara Mohawk Holdings, Inc......................        562,187
                                                                    ------------
                                                                       1,209,062
                                                                    ------------
             Utilities - Gas - 0.7%
      15,000 Keyspan Corp........................................        395,625
      10,000 Williams Companies, Inc.............................        425,625
                                                                    ------------
                                                                         821,250
                                                                    ------------
             Utilities - Telephone - 2.7%
      20,000 Cincinnati Bell, Inc................................        498,750
      20,000 Frontier Corp.......................................      1,180,000
       5,000 GTE Corp............................................        378,750

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Foundation Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Utilities - Telephone - continued
      18,000 Sprint Corp.........................................   $    950,625
       4,500 * Sprint Corp. (PCS Group)..........................        257,062
                                                                    ------------
                                                                       3,265,187
                                                                    ------------
             Total Common Stocks
              (cost $54,559,509).................................     65,864,582
                                                                    ------------
 CONVERTIBLE PREFERRED - 0.5%
             Real Estate - 0.0%
       1,600 Prime Retail, Inc.
              8.50%, 3/31/99, Ser. B.............................         25,600
                                                                    ------------
             Transportation - 0.5%
      10,000 Union Pacific Capital Trust 4/1/2028................        531,250
                                                                    ------------
             Total Convertible Preferred
              (cost $544,766)....................................        556,850
                                                                    ------------

(a) The repurchase agreement is fully collateralized by: $26,510,000 Federal Farm Credit Bank, 5.00%, 12/4/2000; value including accrued interest -- $26,308,073.
* Non-income producing security.

Summary of Abbreviations
REIT Real Estate Investment Trust

  Principal
   Amount                                                             Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 24.6%
             Treasury Notes & Bonds - 24.6%
             U.S. Treasury Bonds
 $19,000,000 6.00%, 2/15/2026...................................   $ 18,483,447
   7,000,000 6.25%, 8/15/2023...................................      7,008,750
   3,000,000 7.125%, 2/15/2023..................................      3,315,000
     500,000 U.S. Treasury Notes 6.50%, 8/15/2005...............        515,625
                                                                   ------------
                                                                     29,322,822
                                                                   ------------
             Total U.S. Government & Agency Obligations
              (cost $30,073,480)................................     29,322,822
                                                                   ------------
 SHORT-TERM INVESTMENTS - 21.6%
             Repurchase Agreement - 21.6%
  25,788,000 State Street Bank & Trust Co. 4.80%, purchased
              6/30/1999, maturing 7/1/1999, maturity
              value $25,791,438
              (cost $25,788,000) (a)............................     25,788,000
                                                                   ------------

              Total Investments -
               (cost $110,965,755).......................   101.9%  121,532,254
              Other Assets and
               Liabilities - net.........................    (1.9)   (2,294,838)
                                                            -----  ------------
              Net Asset..................................   100.0% $119,237,416
                                                            =====  ============

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - 94.1%
            Australia - 2.1%
      3,500 National Australia Bank, Ltd. ........................   $   294,000
                                                                     -----------
            Belgium - 0.9%
         25 Colruyt SA............................................        16,442
      2,500 UCB SA................................................       106,951
                                                                     -----------
                                                                         123,393
                                                                     -----------
            Canada - 3.7%
     14,000 Bombardier, Inc., Cl. B...............................       213,922
      2,000 * Canadian Natural Resources, Ltd. ...................        39,389
      4,000 Du Pont Canada, Inc., Cl. A...........................       133,786
      2,500 Magna International, Inc. Cl. A.......................       141,875
                                                                     -----------
                                                                         528,972
                                                                     -----------
            Denmark - 0.7%
        900 Coloplast AS..........................................        92,343
                                                                     -----------
            Finland - 1.3%
      2,000 Nokia Corp., ADR......................................       183,125
                                                                     -----------
            France - 3.6%
        150 Carrefour.............................................        22,035
      1,250 Hermes International..................................       124,926
        520 * Sanofi Synthelabo...................................        22,058
      2,000 Societe Technip.......................................       224,313
        680 Sodexho Alliance......................................       117,063
                                                                     -----------
                                                                         510,395
                                                                     -----------
            Germany - 4.3%
      2,150 Altana AG.............................................       121,011
        120 Hugo Boss AG..........................................       143,989
      3,600 RWE AG................................................       166,590
        100 SAP AG................................................        33,812
        225 Suedzucker AG.........................................        90,457
        200 VEW AG................................................        52,780
                                                                     -----------
                                                                         608,639
                                                                     -----------
            Hong Kong - 2.2%
      6,000 Cheung Kong Holdings, Ltd. ...........................        53,360
      7,000 Henderson Land Development Co., Ltd...................        40,239
     51,700 Hong Kong & China Gas.................................        74,965
      3,000 Hong Kong Telecommunications, Ltd. ADS................        80,813
     75,000 National Mutual Asia Ltd. ............................        59,934
                                                                     -----------
                                                                         309,311
                                                                     -----------
            Ireland - 1.3%
     10,061 CRH Plc, London Exchange..............................       178,224
                                                                     -----------
            Italy - 5.4%
      5,724 Benetton Group SpA ADS................................       226,456
     13,500 Industrie Natuzzi SpA.................................       262,406
     17,500 Luxottica Group SpA ADS...............................       272,344
                                                                     -----------
                                                                         761,206
                                                                     -----------
            Japan - 6.7%
      3,300 Nintendo Co., Ltd. ...................................       464,024
      5,000 Seven-Eleven Japan Co. Ltd. ..........................       490,204
                                                                     -----------
                                                                         954,228
                                                                     -----------
            Malaysia - 0.1%
      1,400 AMMB Holdings Berhad..................................         3,218
      2,000 * Malayan Banking Berhad..............................         5,403
      2,000 Malaysian Oxygen Berhad...............................         4,265
      2,000 Perusahaan Otomobil Nasional Berhad...................         4,171
      1,000 RHB Capital Berhad....................................         1,161
      2,000 * United Engineers Ltd. Berhad........................         2,867
                                                                     -----------
                                                                          21,085
                                                                     -----------
            Netherlands - 5.8%
        616 CSM NV................................................        31,274
      2,528 CSM NV, Certificates..................................       126,260
      3,815 Getronics NV..........................................       146,689
      3,319 IHC Caland NV.........................................       130,013
      3,324 Numico Kon NV.........................................       117,702
      2,900 VNU NV................................................       115,842
      4,016 Wolters Kluwer........................................       159,800
                                                                     -----------
                                                                         827,580
                                                                     -----------
            Spain - 2.2%
     13,000 Endesa SA, ADS........................................       276,250
      3,100 Prosegur, CIA de Seguridad SA.........................        34,577
                                                                     -----------
                                                                         310,827
                                                                     -----------
            Sweden - 0.5%
      3,000 Hennes & Mauritz, Ser. B..............................        74,214
                                                                     -----------
            Switzerland - 2.6%
     13,000 ABB AB, ADR...........................................       177,125
        100 Schweizerische Rueckversicherungs-Gesellschaft........       190,341
                                                                     -----------
                                                                         367,466
                                                                     -----------
            United Kingdom - 8.5%
      3,917 Astrazeneca Plc, ADR..................................       153,497
      4,244 Granada Group Plc.....................................        78,603
      2,500 Laporte Plc...........................................        28,215
     11,000 Lloyds TSB Group Plc..................................       149,373
      9,000 Morgan Crucible Co. Plc...............................        38,374
      5,000 Next Plc..............................................        60,686
      5,000 Pearson Publishing Plc................................       101,589
     36,200 Rentokil Initial Plc..................................       140,368
      1,800 SmithKline Beecham Plc, ADR...........................       118,913
      6,231 Smiths Industries Plc.................................        82,698
     10,000 TI Group Plc..........................................        67,148
     18,100 Tomkins Plc...........................................        78,458
        300 Vodafone Airtouch Public Ltd., ADR....................        59,100
      6,245 Williams Plc..........................................        41,245
                                                                     -----------
                                                                       1,198,267
                                                                     -----------
            United States - 42.2%
      2,600 Allied Signal, Inc. ..................................       163,800
      1,368 American International Group, Inc. ...................       160,142
      2,700 Ameritech Corp. ......................................       198,450
      1,500 Armstrong World Industries, Inc. .....................        86,719
      3,000 Avon Products, Inc. ..................................       166,500
      2,300 Carnival, Corp. Cl. A.................................       111,550

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
            United States - continued
      4,350 * Cisco Systems, Inc. .................................  $   279,759
      6,000 Citigroup, Inc. .......................................      285,000
        500 Coca Cola Co. .........................................       31,250
      3,100 Computer Associates International, Inc. ...............      170,500
      1,800 Disney (Walt) Co. .....................................       55,463
      2,000 Federal National Mortgage Assoc. ......................      136,750
      2,700 Gannett Co., Inc. .....................................      192,712
      2,025 Gap, Inc. .............................................      102,009
      1,200 General Electric Co. ..................................      135,600
      1,500 General Mills, Inc. ...................................      120,563
      2,500 Home Depot, Inc. ......................................      161,094
      3,900 Intel Corp. ...........................................      232,050
      4,000 Marriott International, Inc. Cl. A.....................      149,500
      2,550 Marsh & McLennan Co., Inc. ............................      192,525
      2,500 Maytag Corp. ..........................................      174,219
      4,575 MBNA Corp. ............................................      140,109
      3,100 McGraw-Hill Companies, Inc. ...........................      167,206
      2,300 Merck & Co., Inc. .....................................      170,200
      3,000 * Microsoft Corp. .....................................      270,562
      1,500 Morgan Stanley, Dean Witter & Co. .....................      153,750
      1,575 * Oracle Systems Corp. ................................       58,472
      2,900 * Parametric Technology Corp. .........................       40,238
      2,000 Pitney Bowes, Inc. ....................................      128,500
      1,200 SAP AG, ADR............................................       41,550
      2,800 Schering-Plough Corp. .................................      148,400
      1,500 Schwab (Charles) & Co., Inc. ..........................      164,812
      2,500 SLM Holding Corp. .....................................      114,531
      2,225 * Sodexho Marriott Services, Inc. .....................       42,692
      5,000 TJX Co., Inc. .........................................      166,562
      2,000 Tribune Co. ...........................................      174,250
      2,395 United Technologies Corp. .............................      171,692


   Shares                                                              Value

 COMMON STOCKS - continued
            United States - continued
      5,000 Viad Corp. ..........................................   $   154,688
      4,900 Wal-Mart Stores, Inc. ...............................       236,425
      3,000 Wells Fargo Co. .....................................       128,250
                                                                    -----------
                                                                      5,979,044
                                                                    -----------
            Total Common Stocks
             (cost $11,210,196)..................................    13,322,319
                                                                    -----------
 PREFERRED STOCKS - 1.2%
            Germany - 1.2%
      5,000 RWE AG...............................................       173,698
                                                                    -----------
            Total Preferred Stocks
             (cost $172,722).....................................       173,698
                                                                    -----------
 WARRANTS - 0.0%
            Hong Kong - 0.0%
      1,000 Hong Kong & China Gas
             expire 9/30/1999 (cost $0)..........................           163
                                                                    -----------
 Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 8.1%
            United States - 8.1%
 $1,144,000 State Street Bank & Trust Co. 4.80%, purchased
             6/30/1999, maturing 7/1/1999,
             maturity value $1,144,153 (cost $1,144,000) (a).....     1,144,000
                                                                    -----------

            Total Investments -
             (cost $12,526,918)...........................   103.4%  14,640,180
            Other Assets and
             Liabilities - net............................    (3.4)    (486,110)
                                                             -----  -----------
            Net Assets....................................   100.0% $14,154,070
                                                             =====  ===========

(a) The repurchase agreement is fully collateralized by: $1,170,000 FNMA, 5.85%, 6/12/2001; value including accrued interest--$1,167,598.
*   Non-income producing security.

Summary of Abbreviations
ADR    American Depository Receipt
ADS    American Depository Shares
REIT   Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - 96.3%
            Advertising & Related Services - 0.3%
      4,000 Young & Rubicam, Inc. ................................   $   181,750
                                                                     -----------
            Aerospace & Defense - 0.5%
      2,000 Boeing Co. ...........................................        88,375
     20,000 Bombardier, Inc., Cl. B...............................       305,603
                                                                     -----------
                                                                         393,978
                                                                     -----------
            Automotive Equipment & Manufacturing - 3.0%
     10,375 Autoliv, Inc. ........................................       313,844
      6,500 Borg-Warner Automotive, Inc. .........................       357,500
      5,635 Daimler Chrysler AG...................................       500,810
     12,000 Meritor Automotive, Inc. .............................       306,000
     22,000 * Strattec Security Corp. ............................       742,500
                                                                     -----------
                                                                       2,220,654
                                                                     -----------
            Banks - 9.2%
      9,047 Bank One Corp. .......................................       538,862
     14,000 BankBoston Corp. .....................................       715,750
     24,156 BB&T Corp. ...........................................       886,223
      1,000 Centura Banks, Inc. ..................................        56,375
      8,000 Chase Manhattan Corp. ................................       693,000
      2,000 Fleet Financial Group, Inc. ..........................        88,750
     14,000 Hibernia Corp. Cl. A..................................       219,625
     12,000 KeyCorp...............................................       385,500
     12,000 Marshall & Ilsley Corp. ..............................       772,500
     24,000 Mellon Bank Corp. ....................................       873,000
      2,000 Mercantile Bancorp, Inc. .............................       114,250
     20,000 Pacific Century Financial Corp. ......................       431,250
      2,000 SouthTrust Corp. .....................................        76,750
      6,975 Susquehanna Bancshares, Inc. .........................       123,370
      8,100 US Bancorp............................................       275,400
     20,000 * Webster Financial Corp. ............................       542,500
      2,000 Wells Fargo Co. ......................................        85,500
                                                                     -----------
                                                                       6,878,605
                                                                     -----------
            Building, Construction & Furnishings - 3.3%
      9,000 * Furniture Brands International, Inc.................       250,875
      9,000 * Jacobs Engineering Group, Inc.......................       342,000
     15,000 Lennar Corp...........................................       360,000
      6,000 Lone Star Industries, Inc. ...........................       225,375
     10,000 Ryland Group, Inc. ...................................       296,875
      1,000 * Toll Brothers, Inc..................................        21,437
     26,500 * US Home Corp. ......................................       940,750
                                                                     -----------
                                                                       2,437,312
                                                                     -----------
            Business Equipment &
             Services - 5.7%
     25,700 ACNnielsen Corp.......................................       777,425
     16,500 Air Express International Corp. ......................       418,687
      3,000 * Atlas Air, Inc......................................        96,750
     15,000 Circle International Group, Inc. .....................       328,125
     12,800 * Computer Sciences Corp..............................       885,600
     34,000 * Convergys Corp......................................       654,500
     18,000 Petroleum Helicopters, Inc. ..........................       235,125

   Shares                                                               Value

 COMMON STOCKS - continued
            Business Equipment &
             Services - continued
     15,300 Pittston Brink's Group................................   $   409,275
     14,000 Pittston Burlington Group.............................       133,000
     11,400 * Policy Management Systems Corp......................       342,000
                                                                     -----------
                                                                       4,280,487
                                                                     -----------
            Capital Goods - 0.8%
     10,000 Caterpillar, Inc. ....................................       600,000
                                                                     -----------
            Chemical & Agricultural
             Products - 2.9%
      2,600 Air Products & Chemicals, Inc. .......................       104,650
     21,000 Albemarle Corp. ......................................       485,625
      9,000 Du Pont (E. I.) De Nemours & Co.......................       614,812
     25,500 Engelhard Corp. ......................................       576,937
        500 Monsanto Co. .........................................        19,378
      3,000 Pioneer Hi-Bred International, Inc. ..................       116,813
      5,000 Sigma-Aldrich Corp. ..................................       172,187
      3,000 Solutia, Inc. ........................................        63,938
                                                                     -----------
                                                                       2,154,340
                                                                     -----------
            Communication Systems & Services - 0.9%
      7,650 * American Tower Systems Corp.........................       183,600
      6,500 * Cisco Systems, Inc..................................       418,031
      5,000 * Loral Space & Communications........................        90,000
                                                                     -----------
                                                                         691,631
                                                                     -----------
            Consumer Products &
             Services - 5.3%
      1,000 Gucci Group...........................................        70,000
     28,600 Mattel, Inc. .........................................       756,112
      9,500 Newell Rubbermaid, Inc. ..............................       441,750
     10,000 Premark International, Inc. ..........................       375,000
     42,000 Service Corp. International...........................       808,500
     12,000 Sony Corp. ADR........................................     1,324,500
     13,000 Stride Rite Corp......................................       134,063
      1,000 * Tommy Hilfiger Corp. ...............................        73,500
                                                                     -----------
                                                                       3,983,425
                                                                     -----------
            Diversified Companies - 1.8%
      4,000 ITT Industries, Inc...................................       152,500
     14,000 Minnesota Mining & Manufacturing Co...................     1,217,125
                                                                     -----------
                                                                       1,369,625
                                                                     -----------
            Electrical Equipment &
             Services - 2.7%
     12,000 Emerson Electric Co...................................       754,500
      5,000 General Electric Co...................................       565,000
     14,000 Thomas & Betts Corp. .................................       661,500
                                                                     -----------
                                                                       1,981,000
                                                                     -----------
            Electronic Equipment &
             Services - 2.2%
      5,000 International Business Machines Corp..................       646,250
      8,000 * KLA-Tencor Corp.....................................       519,000
      5,000 * Microsoft Corp......................................       450,938
                                                                     -----------
                                                                       1,616,188
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
            Finance & Insurance - 7.7%
      4,275 American International Group, Inc.....................   $   500,442
      7,500 Edwards (A.G.), Inc...................................       241,875
     13,500 Federal Home Loan Mortgage Corp.......................       783,000
      5,000 Federal National Mortgage Assoc. .....................       341,875
     19,300 Frontier Insurance Group, Inc. .......................       296,738
      2,500 Hartford Financial Services Group, Inc. ..............       145,781
      9,000 Legg Mason, Inc. .....................................       346,500
     10,000 Lehman Brothers Holdings, Inc. .......................       622,500
      1,000 MGIC Investment Corp. ................................        48,625
      9,100 Paine Webber Group, Inc. .............................       425,425
      5,000 Price (T.) Rowe & Associates, Inc. ...................       191,875
     10,000 Progressive Corp. Ohio................................     1,450,000
      1,600 UNUM Corp. ...........................................        87,600
     10,000 Waddell & Reed Financial, Inc. Cl. A..................       274,375
                                                                     -----------
                                                                       5,756,611
                                                                     -----------
            Food & Beverage Products - 0.7%
      9,000 Conagra, Inc. ........................................       239,625
      3,800 International Multifoods Corp. .......................        85,738
      5,000 Sara Lee Corp. .......................................       113,437
     10,000 * Vlasic Foods International, Inc. ...................        73,125
                                                                     -----------
                                                                         511,925
                                                                     -----------
            Forest Products - 0.4%
     10,000 Deltic Timber Corp. ..................................       269,375
                                                                     -----------
            Healthcare Products &
             Services - 8.9%
      7,000 Abbott Laboratories...................................       318,500
     15,000 * Acuson Corp. .......................................       257,812
      2,000 * Alza Corp. .........................................       101,750
      8,000 American Home Products Corp. .........................       460,000
     20,000 Amerisource Health Corp. .............................       510,000
      7,800 Beckman Coulter, Inc. ................................       379,275
      9,000 * Boston Scientific Corp. ............................       395,437
      4,500 Celera Genomics Group.................................        72,844
      1,000 Dendrite International, Inc. .........................        36,125
      2,500 * Dura Pharmaceuticals, Inc. .........................        29,844
     14,000 * First Health Group Corp. ...........................       301,875
      5,000 * HCR Manor Care, Inc. ...............................       120,938
      4,000 * HEALTHSOUTH Corp. ..................................        59,750
      9,000 Johnson & Johnson.....................................       882,000
     18,000 * Lincare Holdings, Inc. .............................       450,000
     11,000 McKesson HBOC, Inc. ..................................       353,375
      1,000 Medtronic, Inc. ......................................        77,875
      5,000 PE Corp-PE Biosystems Group...........................       573,750
      2,000 Pfizer, Inc. .........................................       219,500
     14,500 * Quorum Health Group, Inc. ..........................       182,156
      2,000 Schering-Plough Corp. ................................       106,000
     10,000 Shared Medical System Corp. ..........................       652,500
      2,000 Warner-Lambert Co. ...................................       138,750
                                                                     -----------
                                                                       6,680,056
                                                                     -----------

   Shares                                                              Value

 COMMON STOCKS - continued
            Industrial Specialty Products & Services - 7.2%
     11,000 AptarGroup, Inc. ....................................   $   330,000
      6,400 Bemis Co., Inc. .....................................       254,400
     30,000 Donaldson, Inc. .....................................       735,000
     10,000 Dover Corp. .........................................       350,000
     18,000 Honeywell, Inc. .....................................     2,085,750
      2,000 Illinois Tool Works, Inc. ...........................       164,000
      7,000 Parker Hannifin Corp. ...............................       320,250
     20,000 Teleflex, Inc. ......................................       868,750
     19,000 * Unova, Inc. .......................................       301,625
                                                                    -----------
                                                                      5,409,775
                                                                    -----------
            Information Services &
             Technology - 2.6%
     11,200 * Adaptec, Inc. .....................................       395,500
      7,875 Computer Associates International, Inc. .............       433,125
     20,000 * Compuware Corp. ...................................       636,250
      7,000 Intel Corp. .........................................       416,500
      5,000 * Network Associates, Inc. ..........................        73,437
                                                                    -----------
                                                                      1,954,812
                                                                    -----------
            Leisure & Tourism - 0.5%
     12,000 Gaylord Entertainment Co. ...........................       360,000
                                                                    -----------
            Manufacturing - Distributing - 0.2%
     10,000 Hussmann International, Inc. ........................       165,625
                                                                    -----------
            Oil & Energy - 4.9%
      7,600 Atlantic Richfield Co. ..............................       635,075
     20,000 Berry Petroleum Co. Cl. A............................       278,750
     15,000 Cabot Oil & Gas Corp. Cl. A..........................       279,375
      6,000 Chevron Corp. .......................................       571,125
     17,500 * Houston Exploration Co. ...........................       331,406
      7,690 Kerr-McGee Corp. ....................................       385,942
     12,000 Phillips Petroleum Co. ..............................       603,750
     16,100 Santa Fe Snyder Corp. ...............................       122,763
     26,200 Southwestern Energy Co. .............................       276,737
      2,200 Texaco, Inc. ........................................       137,500
      1,000 Tosco Corp. .........................................        25,938
                                                                    -----------
                                                                      3,648,361
                                                                    -----------
            Oil Field Services - 0.6%
      3,444 Halliburton Co. .....................................       155,841
      5,000 Schlumberger Ltd. ...................................       318,438
                                                                    -----------
                                                                        474,279
                                                                    -----------
            Paper & Packaging - 0.3%
      3,216 * Sealed Air Corp. ..................................       208,638
                                                                    -----------
            Printing, Publishing, Broadcasting & Entertainment -
              6.6%
     10,309 * Clear Channel Communications, Inc. ................       710,677
      9,200 Disney (Walt) Co. ...................................       283,475
     21,300 * Fox Entertainment Group, Inc. .....................       573,769
     10,000 McGraw-Hill Companies, Inc. .........................       539,375
     36,100 New York Times Co. Cl. A.............................     1,328,931
     11,000 TCA Cable TV, Inc. ..................................       610,500

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund

                      Schedule of Investments (continued)
                           June 30, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Printing, Publishing, Broadcasting & Entertainment -
              continued
     11,000 Time Warner, Inc. ...................................   $   808,500
      2,000*Young Broadcasting, Inc. Cl. A.......................        85,125
                                                                    -----------
                                                                      4,940,352
                                                                    -----------
            Real Estate - 1.6%
      2,800 Arden Realty Group, Inc. REIT........................        68,950
      3,500 CarrAmerica Realty Corp. REIT........................        87,500
     17,000 Duke-Weeks Realty Corp. REIT.........................       518,500
     10,000 Mack-Cali Realty Corp. REIT..........................       309,375
      5,000 Spieker Properties, Inc. REIT........................       194,375
                                                                    -----------
                                                                      1,178,700
                                                                    -----------
            Retailing & Wholesale - 4.0%
      5,000 Avnet, Inc. .........................................       232,500
     10,000*Cole National Corp. Cl. A............................        79,375
     10,000*Consolidated Stores Corp.............................       270,000
      8,000 Ethan Allen Interiors, Inc. .........................       302,000
     13,000 J. C. Penney Co., Inc. ..............................       631,312
      5,000 Lowe's Companies, Inc. ..............................       283,438
     15,000 Rite Aid Corp. ......................................       369,375
     10,016*Saks, Inc............................................       289,212
     11,000 Wal-Mart Stores, Inc. ...............................       530,750
                                                                    -----------
                                                                      2,987,962
                                                                    -----------
            Telecommunication Services & Equipment - 1.5%
     11,000*MediaOne Group, Inc..................................       818,125
      8,000 Omnipoint Corp. .....................................       231,500
      3,000*Qwest Communications International, Inc..............        99,188
                                                                    -----------
                                                                      1,148,813
                                                                    -----------
            Transportation - 4.0%
     15,000 Burlington Northern Santa Fe Corp. ..................       465,000
      3,000 Comair Holdings, Inc. ...............................        62,438
     11,000 Kansas City SouthernIndustries, Inc. ................       701,938
     25,300 Southwest Airlines Co. ..............................       787,462
      2,000*UAL Corp.............................................       130,000
     12,200 Union Pacific Corp. .................................       711,412
      3,600*US Airways Group, Inc................................       156,825
                                                                    -----------
                                                                      3,015,075
                                                                    -----------
            Utilities - Electric - 1.7%
     40,000*Niagara Mohawk Holdings, Inc.........................       642,500
     18,000 TNP Enterprises, Inc. ...............................       652,500
                                                                    -----------
                                                                      1,295,000
                                                                    -----------


   Shares                                                              Value

 COMMON STOCKS - continued
            Utilities - Gas - 1.5%
     11,000 Northwest Natural Gas Co. ...........................   $   265,375
     19,700 Piedmont Natural Gas Co., Inc. ......................       613,163
      6,000 Williams Companies, Inc. ............................       255,375
                                                                    -----------
                                                                      1,133,913
                                                                    -----------
            Utilities - Telephone - 2.8%
     14,000 AT&T Corp. ..........................................       781,375
     15,000*Frontier Corp........................................       885,000
      8,000*Nextel Communications, Inc. Cl. A....................       401,500
                                                                    -----------
                                                                      2,067,875
                                                                    -----------
            Total Common Stocks
             (cost $60,949,051)..................................    71,996,142
                                                                    -----------
 PREFERRED STOCKS - 0.0%
            Healthcare Products &
             Services - 0.0%
      3,500*Fresenius National Medical Care, Inc.
             Ser. D (cost $736)..................................            53
                                                                    -----------
 CONVERTIBLE PREFERRED - 0.2%
            Paper & Packaging - 0.2%
      2,850*Sealed Air Corp.
             $2.00, 04/01/2018, Ser. A (cost $100,265)...........       178,125
                                                                    -----------
 Principal
   Amount                                                              Value
 CONVERTIBLE DEBENTURES - 0.1%
            Information Services &
             Technology - 0.1%
 $  350,000 Networks Associates, Inc. 0.01%, 2/13/2018
             (cost $106,488).....................................       103,687
                                                                    -----------
 SHORT-TERM INVESTMENTS - 4.1%
            Repurchase Agreement - 4.1%
  3,025,000 State Street Bank & Trust Co. 4.80%, purchased
             6/30/1999, maturing 7/1/1999, maturity
             value $3,025,433
             (cost $3,025,000) (a)...............................     3,025,000
                                                                    -----------

            Total Investments -
             (cost $64,181,540)...........................   100.7%  75,303,007
            Other Assets and
             Liabilities - net............................    (0.7)    (506,137)
                                                             -----  -----------
            Net Assets....................................   100.0% $74,796,870
                                                             =====  ===========

(a) The repurchase agreement is fully collateralized by: $3,090,000 Fed-eral Farm Credit Bank, 5.39%, 4/19/2001; value including accrued in-terest -- $3,088,381.
* Non-income producing security.

Summary of Abbreviations
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                    Evergreen VA International Growth Fund

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


 Shares                                                                 Value

 COMMON STOCKS - 95.1%
         Aerospace & Military Technology - 0.5%
     200 Alvis Plc.................................................   $      539
     500 British Aerospace Plc.....................................        3,255
   4,000 Embraer Empresa...........................................        6,778
                                                                      ----------
                                                                          10,572
                                                                      ----------
         Automobiles - 2.2%
     200 Compagnie Generale des Etablissements Michelin Cl. B......        8,179
     108 Daimlerchrysler AG........................................        9,352
   4,000 Fuji Heavy Industries Ltd.................................       30,883
                                                                      ----------
                                                                          48,414
                                                                      ----------
         Banking - 10.6%
   1,313 Anglo Irish Bank Corp.....................................        3,235
     524 Argentaria SA.............................................       11,932
     100 Banco Popular Espana SA...................................        7,190
      50 Banque Paribas............................................        5,603
   1,040 Barclays Bank Plc.........................................       30,245
      41 Dexia Belgium (Credit Communal)...........................        6,103
     175 HSBC Holdings Plc.........................................        6,201
     850 HSBC Holdings Plc.........................................       31,004
   2,319 Lloyds TSB Group Plc......................................       31,490
   2,035 National Australia Bank Ltd...............................       33,631
   1,068 Royal Bank Scot Group.....................................       21,885
   1,029 Svenska Handelsbanken, Ser. A.............................       12,364
      50 UBS AG....................................................       14,919
     100 Unidanmark AS, Registered Shares..........................        6,655
       3 Verwalt & Private Bank....................................       12,588
                                                                      ----------
                                                                         235,045
                                                                      ----------
         Beverages & Tobacco - 2.8%
      73 Al-Ahram Beverage Co. SA, GDR, 144A.......................        2,034
     600 Bass Plc..................................................        8,701
     200 Diageo Plc................................................        2,101
   2,434 Fosters Brewing Group Ltd.................................        6,851
   1,000 Fraser & Neave Ltd........................................        4,436
     219 Heineken NV...............................................       11,209
     163 Panamerican Beverages, Inc., Cl. A........................        3,881
      98 Pernod Ricard SA..........................................        6,567
     900 Rembrandt Controlling Investments Ltd.....................        4,922
   1,312 Rembrandt Group Ltd. .....................................       10,937
     400 Technical & Industrial Investments Ltd.                ...        1,694
                                                                      ----------
                                                                          63,333
                                                                      ----------
         Broadcasting & Publishing - 3.3%
   1,591 Arn Mondadori Edit SpA....................................       27,553
      32 Edipresse SA..............................................       10,391
     492 Quebecor, Inc., Cl. B.....................................       11,962
   8,800 Seat Pagine Gille.........................................        7,484
     125 VNU NV....................................................        4,993
     260 Wolters Kluwer............................................       10,346
                                                                      ----------
                                                                          72,729
                                                                      ----------

 Shares                                                                 Value

 COMMON STOCKS - continued
         Building Materials & Components - 0.4%
     815 Cemex SA de CV, Ser. B....................................   $    4,036
      50 Lafarge SA................................................        4,752
                                                                      ----------
                                                                           8,788
                                                                      ----------
         Business & Public Services - 1.9%
     600 Aegis Group Plc...........................................        1,324
     205 Boewe Systec AG...........................................        6,338
      46 Cap Gemini NV.............................................        7,227
     500 Compass Group Plc.........................................        4,961
     915 Cordiant Communications Group Plc.........................        2,517
      27 Dauphin O.T.A.............................................        4,041
     217 Logica Plc................................................        2,283
     300 Pearson Publishing Plc....................................        6,095
     900 Saatchi & Saatchi Plc.....................................        3,044
     200 Telegraaf Holdings NV Certificate.........................        3,938
                                                                      ----------
                                                                          41,768
                                                                      ----------
         Chemicals - 1.4%
     583 Akzo Nobel NV.............................................       24,520
     155 BASF AG...................................................        6,847
                                                                      ----------
                                                                          31,367
                                                                      ----------
         Construction - 0.0%
     875 Preussag AG...............................................          124
                                                                      ----------
         Data Processing & Reproduction - 0.4%
      95 Atos SA...................................................        9,695
                                                                      ----------
         Electrical & Electronics - 1.5%
   2,000 Nikon Corp................................................       32,735
                                                                      ----------
         Electronic Components - 1.1%
     800 Assa Abloy................................................        8,670
   1,208 Smiths Industries Plc.....................................       16,033
                                                                      ----------
                                                                          24,703
                                                                      ----------
         Energy Sources - 3.6%
     150 BP Amoco Plc..............................................       16,275
   1,093 British Petroleum Co. Plc.................................       19,572
   2,100 ENI SpA...................................................       12,534
     300 Repsol SA Rg..............................................        6,123
     860 Shell Transportation & Trading Co., Plc...................        6,453
      70 Societe Nationale Elf Aquitaine SA........................       10,268
      70 Total SA, Cl. B...........................................        9,027
                                                                      ----------
                                                                          80,252
                                                                      ----------
         Financial Services - 7.9%
     432 Close Brothers Group Plc..................................        5,124
     220 Gamma Holding NV..........................................        9,525
     200 Investor AB, Cl. A........................................        2,238
     100 Invik & Co. AB............................................           59
     100 Kinnevik Investments......................................        1,885
     444 Lend Lease Corp. Ltd......................................        6,088
     100 Orix Corp.................................................        8,928
     475 Prudential Corp. Plc......................................        7,001
      30 Societe Eurafrance SA.....................................       18,617
     200 * Societe Genrale d'Enterprises SA........................        9,690

                       EVERGREEN VARIABLE ANNUITY TRUST
                    Evergreen VA International Growth Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


 Shares                                                                 Value

 COMMON STOCKS - continued
         Financial Services - continued
   1,000 Takefuji Corp.............................................   $  103,414
     600 Technical Investment Corp.................................        2,416
                                                                      ----------
                                                                         174,985
                                                                      ----------
         Food & Household Products - 5.3%
  13,000 Dairy Farm International Holdings.........................       15,600
      59 Groupe Danone.............................................       15,205
     104 Hero AG...................................................       12,774
      73 Huhtamaki Group...........................................        2,656
     344 Koninklijke Ahold NV......................................       11,844
     300 Laurus NV.................................................        6,958
       4 Lindt & Spruengli AG......................................       10,186
      18 Nestle SA.................................................       32,421
     300 Reckitt & Colman Plc......................................        3,133
     100 Tiger Oats................................................          912
      80 Unilever NV...............................................        5,389
                                                                      ----------
                                                                         117,078
                                                                      ----------
         Forest Products & Paper - 1.5%
     503 Enso OY...................................................        5,393
   7,683 Jefferson Smurfit Group Plc...............................       18,018
     353 UPM-Kymmene Corp..........................................       10,116
                                                                      ----------
                                                                          33,527
                                                                      ----------
         Health & Personal Care - 5.8%
     130 Bayer AG..................................................        5,414
     707 Cannons Group.............................................           61
     100 * Fresenius Medical Care AG...............................        5,969
      68 Glaxo Wellcome Plc........................................        1,890
     100 Hoechst AG................................................        4,525
     200 * ISS International Service System AS,
          Ser. B...................................................       10,676
      15 Novartis AG, Registered Shares............................       21,896
   1,000 Parkway Holdings Ltd......................................        2,468
     193 Pharmacia & Upjohn, Inc...................................       10,686
     385 Rhone-Poulenc SA, Cl. A...................................       17,586
       1 Roche Holding AG..........................................       10,276
     300 SmithKline Beecham Plc....................................        3,901
      50 SmithKline Beecham Plc, ADR...............................        3,303
   3,300 Sonic Healthcare Ltd......................................        9,249
   1,000 Terumo Corp...............................................       22,278
                                                                      ----------
                                                                         130,178
                                                                      ----------
         Industrial Components - 2.3%
     100 Compagnie de Saint Gobain.................................       15,927
     200 McKechnie Plc.............................................        1,530
   2,231 Siebe Plc.................................................       10,550
   3,446 Williams Plc..............................................       22,759
                                                                      ----------
                                                                          50,766
                                                                      ----------
         Insurance - 3.7%
   1,568 Allied Zurich.............................................       19,711
     200 Assicruz Generali.........................................        6,927
     265 AXA-UAP...................................................       32,317

 Shares                                                                 Value

 COMMON STOCKS - continued
         Insurance - continued
     394 Fortis (NL) NV............................................   $   12,164
     240 Scor......................................................       11,900
                                                                      ----------
                                                                          83,019
                                                                      ----------
         Leisure & Tourism - 1.3%
     108 Club Mediterranee SA......................................       11,456
   1,500 Ladbroke Group Plc........................................        5,994
     200 Millennium & Copthorne Hotels Plc.........................        1,868
   3,180 Vardon Plc................................................        9,273
                                                                      ----------
                                                                          28,591
                                                                      ----------
         Machinery & Engineering - 7.9%
   6,000 Amada Co. Ltd.............................................       42,407
     500 Electrolux AB.............................................       10,484
   3,593 FKI Plc...................................................       11,161
     600 Nitto Kohki Co., Ltd......................................       11,408
     900 SMC Corp..................................................      100,810
                                                                      ----------
                                                                         176,270
                                                                      ----------
         Merchandising - 1.3%
      44 Karstadt AG...............................................       21,136
   1,300 New Clicks Holdings.......................................        1,950
     200 Vendex NV.................................................        5,340
                                                                      ----------
                                                                          28,426
                                                                      ----------
         Metals-Non Ferrous - 0.4%
   2,850 Billiton Plc..............................................        9,973
                                                                      ----------
         Multi-Industry - 5.8%
     346 Anglo American Corp. of South Africa......................       16,171
      56 Marine- Wendel SA.........................................        8,688
     875 Preussag AG...............................................       46,994
     825 Thyssen Krupp AG..........................................       18,140
     479 Vivendi...................................................       38,786
                                                                      ----------
                                                                         128,779
                                                                      ----------
         Real Estate - 0.9%
   2,000 Sponda OYJ................................................       10,102
  24,700 Unione Immobiliare........................................       10,949
                                                                      ----------
                                                                          21,051
                                                                      ----------
         Technology - 0.2%
   2,178 Tecnost Spa...............................................        5,366
                                                                      ----------
         Telecommunications - 14.8%
   2,083 British Telecommunications Plc............................       34,869
   1,660 Deutsche Telekom AG.......................................       69,646
   1,660 Deutsche Telekom AG.......................................          190
   1,100 Ericsson LM Telephone Co., ADR............................       36,231
      38 France Telecom SA.........................................        2,869
   1,450 Koreal Telecom Corp.......................................       58,000
      66 Mannesmann AG.............................................        9,913
     556 Nokia AB OY...............................................       48,718
   1,762 * Orange Plc..............................................       25,857

                       EVERGREEN VARIABLE ANNUITY TRUST
                    Evergreen VA International Growth Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


 Shares                                                                 Value

 COMMON STOCKS - continued
         Telecommunications - continued
     542 Telecom Italia Mobile (TIM) SpA...........................   $    3,235
     100 Vimpel-Communications.....................................        2,319
   1,980 Vodafone Group Plc........................................       38,950
                                                                      ----------
                                                                         330,797
                                                                      ----------
         Transportation - Roads & Rail - 2.9%
  10,000 Nippon Express Co. Ltd....................................       59,932
     200 Railtrack Group Plc.......................................        4,089
                                                                      ----------
                                                                          64,021
                                                                      ----------
         Utilities - Electric, Gas & Water - 1.2%
     200 Scot & Southern En........................................        2,043
     500 Scottish Power Plc, ADR...................................        4,280
     116 Suez Lyonn des Eaux.......................................       20,914
                                                                      ----------
                                                                          27,237
                                                                      ----------
         Wholesale & International Trade - 2.2%
     225 Nippon Telegraph & Telephone Corp.........................       14,091
       3 Nippon Telegraph & Telephone Corp.........................       34,967
                                                                      ----------
                                                                          49,058
                                                                      ----------
         Total Common Stocks
          (cost $2,017,317)........................................    2,118,647
                                                                      ----------


  Shares                                                                Value

 PREFERRED STOCKS - 1.1%
           Construction - 0.6%
       50  Grohe (Friedrich) AG....................................   $   14,123
                                                                      ----------
           Health & Personal Care - 0.5%
       60  Fresenius AG............................................       10,607
                                                                      ----------
           Total Preferred Stocks
            (cost $21,774).........................................       24,730
                                                                      ----------
 Principal
  Amount                                                                Value

 FOREIGN BONDS (NON U.S. DOLLARS) - 0.5%
           Technology - 0.5%
  $10,530  Tecnost International NV 1.00%, 6/23/2004...............       11,047
                                                                      ----------

         Total Investments -
          (cost $2,059,503).................................    96.7%  2,154,424
         Other Assets and
          Liabilities - net.................................     3.3      73,532
                                                               -----  ----------
         Net Assets.........................................   100.0% $2,227,956
                                                               =====  ==========

*    Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" un-der Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR    American Depository Receipt
GDR    Global Depository Receipts

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Buy:

Exchange                                  U.S. Value at In Exchange   Unrealized
Date            Contracts to Receive      June 30, 1999 for U.S. $  (Depreciation)
----------------------------------------------------------------------------------
8/5/1999    89,015 British Pound Sterling   $107,209     $109,064      $(1,855)
8/30/1999  390,621 Euro Currency             190,531      194,341       (3,810)
8/26/1999   79,562 Swiss Franc                19,415       19,875         (460)

Forward Foreign Currency Exchange Contracts to Sell:

                                                                         Unrealized
Exchange                                     U.S. Value at In Exchange Appreciation/
Date             Contracts to Receive        June 30, 1999 for U.S. $  (Depreciation)
-------------------------------------------------------------------------------------
9/1/1999       21,565 Australian Dollar        $ 14,265     $ 14,000      $  (265)
8/5/1999       42,320 British Pound Sterling     66,721       68,000         1,279
8/5/1999       89,015 British Pound Sterling    140,341      142,000         1,659
8/30/1999     390,621 Euro Currency             404,487      415,000        10,513
8/26/1999   6,031,500 Japanese Yen               50,268       50,000         (268)
8/26/1999  22,175,758 Japanese Yen              184,819      181,000       (3,819)
8/26/1999      79,562 Swiss Franc                51,489       53,000         1,511

                       EVERGREEN VARIABLE ANNUITY TRUST
                    Evergreen VA International Growth Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)

At June 30, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Japan.............................................  $  447,764        20.8%
United Kingdom....................................     441,191        20.5%
France............................................     269,314        12.5%
Germany...........................................     229,319        10.6%
Switzerland.......................................     125,450         5.8%
Netherlands.......................................     106,226         4.9%
United States.....................................     101,370         4.7%
Italy.............................................      85,095         3.9%
Finland...........................................      76,985         3.6%
Sweden............................................      71,931         3.3%
Australia.........................................      55,820         2.6%
Spain.............................................      25,246         1.2%
South Africa......................................      22,830         1.1%
Ireland...........................................      21,253         1.0%
Denmark...........................................      17,332         0.8%
Bermuda...........................................      15,600         0.7%
Canada............................................      11,962         0.6%
Mexico............................................       7,917         0.4%
Singapore.........................................       6,904         0.3%
Brazil............................................       6,778         0.3%
Belgium...........................................       6,103         0.3%
Egypt.............................................       2,034         0.1%
                                                    ----------       -----
                                                    $2,154,424       100.0%
                                                    ==========       =====

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - 96.3%
          Advertising & Related Services - 0.5%
       50 * Flycast Communications Corp. .........................   $       956
      700 Interpublic Group of Co., Inc. .........................        60,638
      100 RH Donnelley Corp. .....................................         1,956
                                                                     -----------
                                                                          63,550
                                                                     -----------
          Aerospace & Defense - 0.8%
      100 General Dynamics Corp. .................................         6,850
      100 Rockwell International Corp. ...........................         6,075
    1,200 United Technologies Corp. ..............................        86,025
                                                                     -----------
                                                                          98,950
                                                                     -----------
          Automotive Equipment &
           Manufacturing - 0.4%
      100 Arvin Industries, Inc. .................................         3,787
      107 Federal-Mogul Corp. ....................................         5,564
      500 Ford Motor Co. .........................................        28,219
      200 Meritor Automotive, Inc. ...............................         5,100
      100 * Tower Automotive, Inc. ...............................         2,544
                                                                     -----------
                                                                          45,214
                                                                     -----------
          Banks - 4.0%
      200 AmSouth Bancorp ........................................         4,638
      200 Bank of New York Co., Inc. .............................         7,337
      300 BankAmerica Corp. ......................................        21,994
    1,000 BankBoston Corp. .......................................        51,125
      100 BB&T Corp. .............................................         3,669
      400 Chase Manhattan Corp. ..................................        34,650
      200 Comerica, Inc. .........................................        11,887
      600 Dime Bancorp, Inc. .....................................        12,075
      300 Fifth Third Bancorp ....................................        19,969
      300 First Security Corp. ...................................         8,175
    1,300 Firstar Corp. ..........................................        36,400
      300 Fleet Financial Group, Inc. ............................        13,312
    2,500 Huntington Bancshares, Inc. ............................        87,500
    2,000 KeyCorp.................................................        64,250
      400 National City Corp. ....................................        26,200
      200 Northern Trust Corp. ...................................        19,400
      105 Old Kent Financial Corp. ...............................         4,397
      300 Wachovia Corp. .........................................        25,669
      700 Wells Fargo Co. ........................................        29,925
                                                                     -----------
                                                                         482,572
                                                                     -----------
          Building, Construction &
           Furnishings - 1.8%
      200 * American Standard Companies, Inc. ....................         9,600
    1,000 Armstrong World Industries, Inc. .......................        57,812
      100 Centex Construction Products, Inc. .....................         3,413
    2,000 Centex Corp. ...........................................        75,125
      300 Lafarge Corp. ..........................................        10,631
    1,500 Lennar Corp. ...........................................        36,000
      100 * Lone Star Industries, Inc. ...........................         3,756
      100 * Mohawk Industries, Inc. ..............................         3,038
      100 * NVR, Inc. ............................................         5,219
      700 * Shaw Industries, Inc. ................................        11,550
                                                                     -----------
                                                                         216,144
                                                                     -----------

  Shares                                                                Value

 COMMON STOCKS - continued
          Business Equipment &
           Services - 2.7%
      980 * Affiliated Computer Services, Inc. ...................   $    49,612
      300 Automatic Data Processing, Inc. ........................        13,200
      100 * CDI Corp. ............................................         3,406
    2,000 * Computer Sciences Corp. ..............................       138,375
      200 * CSG System International, Inc. .......................         5,238
      100 Dun & Bradstreet Corp. .................................         3,544
    1,570 * Fiserv, Inc. .........................................        49,161
    2,034 * Policy Management Systems Corp. ......................        61,020
                                                                     -----------
                                                                         323,556
                                                                     -----------
          Chemical & Agricultural
           Products - 0.5%
      100 * Agribrands International, Inc. .......................         3,956
      300 Du Pont (E. I.) De Nemours & Co. .......................        20,494
      500 Praxair, Inc. ..........................................        24,468
      300 Solutia, Inc. ..........................................         6,394
                                                                     -----------
                                                                          55,312
                                                                     -----------
          Communication Systems &
           Services - 2.5%
    1,600 * Cisco Systems, Inc. ..................................       102,900
      100 * Conexant Systems, Inc. ...............................         5,806
    1,600 Lucent Technologies, Inc. ..............................       107,900
      700 * MCI WorldCom, Inc. ...................................        60,244
      400 * Tellabs, Inc. ........................................        27,025
                                                                     -----------
                                                                         303,875
                                                                     -----------
          Consumer Products &
           Services - 3.1%
      200 * Avis Rent-A-Car, Inc. ................................         5,825
      200 Clorox Co. .............................................        21,362
      300 Colgate-Palmolive Co. ..................................        29,625
      854 Dial Corp. .............................................        31,758
      100 H & R Block, Inc. ......................................         5,000
      100 Harley-Davidson, Inc. ..................................         5,438
      100 Hertz Corp. ............................................         6,200
      800 Lauder Estee Cos., Inc. ................................        40,100
    2,300 * Lo-Jack Corp. ........................................        19,262
       50 Mapquest Common, Inc. ..................................           816
      200 Maytag Corp. ...........................................        13,938
    3,000 Newell Rubbermaid, Inc. ................................       139,500
      100 Nike, Inc. Cl. B........................................         6,331
      200 Procter & Gamble Co. ...................................        17,850
      700 Valspar Corp. ..........................................        26,600
                                                                     -----------
                                                                         369,605
                                                                     -----------
          Diversified Companies - 1.2%
      500 Allied Signal, Inc. ....................................        31,500
      100 Minnesota Mining & Manufacturing Co. ...................         8,694
    1,100 Tyco International Ltd. ................................       104,225
                                                                     -----------
                                                                         144,419
                                                                     -----------
          Electrical Equipment &
           Services - 3.8%
    3,556 * Cable Design Technologies Corp. ......................        54,896
      200 Emerson Electric Co. ...................................        12,575

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - continued
          Electrical Equipment &
           Services - continued
    1,600 General Electric Co. ...................................   $   180,800
      100 * Lam Research Corp. ...................................         4,669
      100 * Lattice Semiconductor Corp. ..........................         6,225
      600 Motorola, Inc. .........................................        56,850
      500 * Novellus Systems, Inc. ...............................        34,125
    1,200 * Sipex Corp. ..........................................        24,600
      400 * Solectron Corp. ......................................        26,675
    1,000 Thomas & Betts Corp. ...................................        47,250
      100 * Xilinx, Inc. .........................................         5,712
                                                                     -----------
                                                                         454,377
                                                                     -----------
          Electronic Equipment & Services - 6.4%
      300 * EMC Corp. ............................................        16,500
       50 Globespan Semiconductor, Inc. ..........................         1,988
      800 Hewlett-Packard Co. ....................................        80,400
    1,400 Intel Corp. ............................................        83,300
    1,400 International Business Machines Corp. ..................       180,950
    1,000 * KLA-Tencor Corp. .....................................        64,875
    1,614 * Kulicke & Soffa Industries, Inc. .....................        43,275
    2,600 * Microsoft Corp. ......................................       234,487
      900 * MKS Instruments, Inc. ................................        16,763
      700 * Sun Microsystems, Inc. ...............................        48,212
                                                                     -----------
                                                                         770,750
                                                                     -----------
          Finance & Insurance - 5.5%
      400 AFLAC, Inc. ............................................        19,150
      200 Allmerica Financial Corp. ..............................        12,162
      100 Allstate Corp. .........................................         3,588
      100 AMBAC Financial Group, Inc. ............................         5,713
    1,000 American Bankers Insurance Group, Inc. .................        54,437
      400 American Express Co. ...................................        52,050
      600 American General Corp. .................................        45,225
      500 American International Group, Inc. .....................        58,531
      300 Capital One Financial Corp. ............................        16,706
      200 Chicago Title Corp. ....................................         7,138
      100 CIGNA Corp. ............................................         8,900
    1,200 Citigroup, Inc. ........................................        57,000
    3,541 Edwards (A.G.), Inc. ...................................       114,197
      100 Equitable Companies, Inc. ..............................         6,700
      300 Federal Home Loan Mortgage Corp. .......................        17,400
      200 Federal National Mortgage Assoc. .......................        13,675
      100 Financial Security Assured Holdings Ltd. ...............         5,200
      100 Greenpoint Financial Corp. .............................         3,281
      100 Hartford Financial Services Group, Inc. ................         5,831
      100 Hartford Life, Inc. Cl. A...............................         5,263
      100 Jefferson Pilot Corp. ..................................         6,619
      300 Lincoln National Corp. .................................        15,694
      100 Marsh & McLennan Co., Inc. .............................         7,550
      400 Morgan Stanley, Dean Witter & Co. ......................        41,000
      200 Paine Webber Group, Inc. ...............................         9,350
      100 PMI Group, Inc. ........................................         6,281
      200 Providian Financial Corp. ..............................        18,700
      400 Schwab (Charles) & Co., Inc. ...........................        43,950
                                                                     -----------
                                                                         661,291
                                                                     -----------

  Shares                                                                Value

 COMMON STOCKS - continued
          Food & Beverage Products - 2.5%
      100 Albertsons, Inc. .......................................   $     5,156
      300 Anheuser Busch Companies, Inc. .........................        21,281
      100 Corn Products International, Inc. ......................         3,044
      100 Darden Restaurants, Inc. ...............................         2,181
    6,214 * Del Monte Foods Co. ..................................       104,084
      100 Fortune Brands, Inc. ...................................         4,138
      600 Great Atlantic & Pacific Tea, Inc. .....................        20,288
      980 * Keebler Foods Co. ....................................        29,768
      127 McCormick & Co., Inc. ..................................         4,008
      300 McDonald's Corp. .......................................        12,394
    1,000 Philip Morris Companies, Inc. ..........................        40,187
      500 * Safeway, Inc. ........................................        24,750
      600 * Suiza Foods Corp. ....................................        25,125
      100 * Tricon Global Restaurants, Inc. ......................         5,413
      100 Wendy's International, Inc. ............................         2,831
                                                                     -----------
                                                                         304,648
                                                                     -----------
          Healthcare Products &
           Services - 10.9%
      700 Abbott Laboratories.....................................        31,850
      100 Allergan, Inc. .........................................        11,100
    1,000 * Alza Corp. ...........................................        50,875
      500 American Home Products Corp. ...........................        28,750
      700 * Amgen, Inc. ..........................................        42,612
      200 Bausch & Lomb, Inc. ....................................        15,300
    1,100 Beckman Coulter, Inc. ..................................        53,487
      400 * Biogen, Inc. .........................................        25,725
      100 Biomet, Inc. ...........................................         3,975
    1,000 Bristol-Myers Squibb Co. ...............................        70,437
    2,200 * Elan Corp Plc, ADR....................................        61,050
      100 * Guidant Corp. ........................................         5,144
    9,075 * Health Management Associates, Inc. Cl. A..............       102,094
    4,468 * Idexx Laboratories, Inc. .............................       104,160
      100 Immunex Corp. ..........................................        12,744
    1,000 Johnson & Johnson.......................................        98,000
      500 Lasersight, Inc. .......................................         8,125
    2,034 * Lincare Holdings, Inc. ...............................        50,850
      800 Merck & Co., Inc. ......................................        59,200
      300 Omnicare, Inc. .........................................         3,788
      700 Pharmacia & Upjohn, Inc. ...............................        39,769
    1,515 * PSS World Med, Inc. ..................................        16,949
    1,334 * Quintiles Transnational Corp. ........................        56,028
    1,100 Schering-Plough Corp. ..................................        58,300
    5,388 * Steris Corp. .........................................       104,392
    8,483 * Total Renal Care Holdings, Inc. ......................       132,017
    1,200 United Therapeutics Corp. ..............................        14,250
      500 Ventana Med Systems, Inc. ..............................         9,563
      600 Warner-Lambert Co. .....................................        41,625
                                                                     -----------
                                                                       1,312,159
                                                                     -----------
          Industrial Specialty Products &
           Services - 1.5%
      200 * Albany International Corp. ...........................         4,150
      200 Honeywell, Inc. ........................................        23,175
    2,600 Leggett & Platt, Inc. ..................................        72,312

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - continued
          Industrial Specialty Products &
           Services - continued
    1,500 Teleflex, Inc. .........................................   $    65,156
      200 Vulcan Materials Co. ...................................         9,650
                                                                     -----------
                                                                         174,443
                                                                     -----------
          Information Services &
           Technology - 11.1%
      100 * Adaptec, Inc. ........................................         3,601
      200 * America Online, Inc. .................................        22,100
    3,080 * Analog Devices, Inc. .................................       154,577
      400 * Apple Computer........................................        18,525
    1,434 * Aspen Technology, Inc. ...............................        16,850
    1,800 * Cadence Design Systems, Inc. .........................        22,950
      100 Checkfree Holdings Corp. ...............................         2,756
    1,458 * Citrix Systems, Inc. .................................        82,377
      100 * CMG Information Services, Inc. .......................        11,406
      200 * Comverse Technology, Inc. ............................        15,100
      100 * Critical Path, Inc. ..................................         5,531
      881 * DST Systems, Inc. ....................................        55,393
    1,300 * Edify Corp. ..........................................        17,388
    2,500 Fair Issac & Co., Inc. .................................        87,656
      127 * Gartner Group, Inc. ..................................         2,604
    1,200 * IMRglobal Corp. ......................................        23,100
       50 Informatica Corp. ......................................         1,781
      327 * Intuit, Inc. .........................................        29,471
      600 * Lexmark International Group, Inc. ....................        39,638
      300 * LSI Logic.............................................        13,838
       50 Marimba, Inc. ..........................................         2,634
    1,500 * Micros Systems, Inc. .................................        51,000
      100 * NCR Corp. ............................................         4,881
      100 Net Perceptions, Inc. ..................................         2,181
    3,000 * Network Associates, Inc. .............................        44,062
    2,300 Network Solutions, Inc. ................................       181,987
      200 Online Resources........................................         2,713
    3,850 * Security Dynamics Technology..........................        81,812
      800 Security First Tech Corp. ..............................        36,100
       50 Software Common, Inc. ..................................         1,159
    3,800 * SportsLine USA, Inc. .................................       136,325
    1,180 * SunGard Data Systems, Inc. ...........................        40,710
      150 Symbol Technologies, Inc. ..............................         5,531
      161 * Synopsys, Inc. .......................................         8,885
    2,401 * Technology Solutions Co. .............................        25,961
      100 Texas Instruments, Inc. ................................        14,500
      500 * Unisys Corp. .........................................        19,469
      100 USinternetworking, Inc. ................................         4,200
      400 VeriSign, Inc. .........................................        34,500
      200 * Xircom, Inc. .........................................         6,013
      100 * Ziff Davis, Inc.- ZDNet...............................         2,600
                                                                     -----------
                                                                       1,333,865
                                                                     -----------

  Shares                                                                Value

 COMMON STOCKS - continued
          Leisure & Tourism - 0.2%
      500 Carnival, Corp. Cl. A...................................   $    24,250
      400 Park Place Entertainment Corp. .........................         3,875
                                                                     -----------
                                                                          28,125
                                                                     -----------
          Machinery - Diversified - 2.3%
    1,400 * Applied Science & Tech, Inc. .........................        31,500
    8,000 * Terex Corp. ..........................................       243,500
                                                                     -----------
                                                                         275,000
                                                                     -----------
          Manufacturing - Distributing - 1.3%
      100 Briggs & Stratton Corp. ................................         5,775
    4,000 CLARCOR, Inc. ..........................................        76,750
      100 Dexter Corp. ...........................................         4,081
    1,000 * Teradyne, Inc. .......................................        71,750
                                                                     -----------
                                                                         158,356
                                                                     -----------
          Metal Products & Services - 0.0%
      100 Ryerson Tull, Inc. .....................................         2,256
                                                                     -----------
          Office Equipment & Supplies - 0.3%
      200 John H. Harland Co. ....................................         3,988
      500 Pitney Bowes, Inc. .....................................        32,125
                                                                     -----------
                                                                          36,113
                                                                     -----------
          Oil/Energy - 3.0%
    1,000 * Berkley Petroleum Corp. ..............................         8,387
    5,000 * Canadian 88 Energy Corp. .............................        13,990
      100 Chevron Corp. ..........................................         9,520
      600 Conoco, Inc. ...........................................        16,725
      300 Consol Energy, Inc. ....................................         3,600
      300 Devon Energy Corp. .....................................        10,725
      500 Enron Corp. ............................................        40,875
      600 Exxon Corp. ............................................        46,275
      900 Houston Exploration Co. ................................        17,044
      400 Mobil Corp. ............................................        39,600
      100 Murphy Oil Corp. .......................................         4,881
    2,100 Newfield Exploration Co. ...............................        59,719
      300 Rio Alto Exploration Ltd. ..............................         4,553
      100 Texaco, Inc. ...........................................         6,247
    2,500 Transocean Offshore, Inc. ..............................        65,625
      300 Vastar Resources, Inc. .................................        15,731
                                                                     -----------
                                                                         363,497
                                                                     -----------
          Oil Field Services - 2.2%
    1,500 * Cooper Cameron Corp. .................................        55,594
    2,700 Diamond Offshore Drilling, Inc. ........................        76,612
    2,500 Frontier Oil Corp. .....................................        17,031
    1,323 * Global Industries Ltd. ...............................        16,951
    1,600 * Nabors Industries Inc. ...............................        39,100
    2,429 * Noble Drilling Corp. .................................        47,821
    3,000 Ranger Oil Ltd. ........................................        14,567
                                                                     -----------
                                                                         267,676
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


  Shares                                                               Value

 COMMON STOCKS - continued
          Paper & Packaging - 0.5%
      200 Avery Dennison Corp. ..................................   $    12,075
      600 Kimberly-Clark Corp. ..................................        34,200
      200 * Sealed Air Corp. ....................................        12,975
                                                                    -----------
                                                                         59,250
                                                                    -----------
          Pharmaceuticals - 0.4%
      100 * Cytoclonal Pharmaceutics, Inc. ......................           631
      200 * Millennium Pharmaceuticals, Inc. ....................         7,200
      527 * Sepracor, Inc. ......................................        42,819
                                                                    -----------
                                                                         50,650
                                                                    -----------
          Printing, Publishing, Broadcasting & Entertainment -
            4.2%
    1,300 AT&T Corp. (Liberty Media Group) Cl. A.................        47,775
      300 CBS Corp. .............................................        13,031
      200 * Clear Channel Communications, Inc. ..................        13,787
      400 Comcast Corp. Cl. A....................................        15,375
      100 * Cox Communications, Inc. Cl. A.......................         3,681
      200 Gannett Co., Inc. .....................................        14,275
    2,300 * Gemstar International Group Ltd. ....................       150,075
      700 * Hearst-Argyle Television, Inc. ......................        16,800
      100 Knight-Ridder, Inc. ...................................         5,494
      100 McClatchy Co. .........................................         3,313
      100 Meredith Corp. ........................................         3,463
       50 Radio One, Inc. .......................................         2,325
      880 * Scholastic Corp. ....................................        44,550
      200 * Sinclair Broadcast Group, Inc. Cl. A.................         3,275
    1,500 Time Warner, Inc. .....................................       110,250
      100 Tribune Co. ...........................................         8,712
      100 * Valley Media, Inc. ..................................         1,488
    1,100 * Viacom, Inc. Cl. B...................................        48,400
                                                                    -----------
                                                                        506,069
                                                                    -----------
          Real Estate - 0.2%
      100 Del Webb Corp. ........................................         2,388
      500 Marriott International, Inc. Cl. A.....................        18,687
                                                                    -----------
                                                                         21,075
                                                                    -----------
          Retailing & Wholesale - 11.5%
      400 * Abercrombie & Fitch Co. .............................        19,200
      100 * Amazon Common, Inc. .................................        12,513
      100 American Eagle Outfitters, Inc. .......................         4,550
    3,000 * Autozone, Inc. ......................................        90,375
      500 * Best Buy Co., Inc. ..................................        33,750
    1,384 * BJ's Wholesale Club, Inc. ...........................        41,607
      100 Brinker International, Inc. ...........................         2,719
    4,700 * CompUSA, Inc. .......................................        34,956
      600 * Costco Companies, Inc. ..............................        48,037
    1,100 CVS Corp. .............................................        55,825
      200 Dayton Hudson Corp. ...................................        13,000
    9,000 Ethan Allen Interiors, Inc. ...........................       339,750
      100 Family Dollar Stores, Inc. ............................         2,453
      300 * Federated Department Stores, Inc. ...................        15,881
    1,350 Gap, Inc. .............................................        68,006

  Shares                                                                Value

 COMMON STOCKS - continued
          Retailing & Wholesale - continued
    1,500 Home Depot, Inc. .......................................   $    96,656
      100 Hughes Supply, Inc. ....................................         2,969
      500 * Jones Apparel Group, Inc. ............................        17,156
      100 * Linens 'N Things, Inc. ...............................         4,375
      200 Lowe's Companies, Inc. .................................        11,338
      200 May Department Stores Co. ..............................         8,175
      100 * Payless Shoesource, Inc. .............................         5,350
    3,000 Rite Aid Corp. .........................................        73,875
    1,100 Ross Stores, Inc. ......................................        55,412
      100 Ruby Tuesday, Inc. .....................................         1,900
    2,000 * Saks, Inc. ...........................................        57,750
      100 * Shopko Stores, Inc. ..................................         3,625
      200 Tandy Corp. ............................................         9,775
    1,200 TJX Co., Inc. ..........................................        39,975
    3,500 Wal-Mart Stores, Inc. ..................................       168,875
    1,100 Walgreen Co. ...........................................        32,313
      200 * Zale Corp. ...........................................         8,000
                                                                     -----------
                                                                       1,380,141
                                                                     -----------
          Telecommunication Services & Equipment - 3.6%
    3,700 * Aerial Communications, Inc. ..........................        49,950
      100 Centurytel, Inc. .......................................         3,975
       50 Copper Mountain Networks, Inc. .........................         3,863
      100 * General Instrument Corp. .............................         4,250
       50 Inet Technologies, Inc. ................................         1,200
    2,100 * Intermedia Communications, Inc. ......................        63,000
      500 * MediaOne Group, Inc. .................................        37,187
      300 Nokia Corp. ADR.........................................        27,469
      200 * Qualcomm, Inc. .......................................        28,700
    3,000 Teligent, Inc. .........................................       179,437
       50 * Time Warner Telecom, Inc. ............................         1,450
      150 Vodafone Airtouch Public Ltd., ADR......................        29,551
                                                                     -----------
                                                                         430,032
                                                                     -----------
          Textile & Apparel - 0.0%
      100 V. F. Corp. ............................................         4,275
                                                                     -----------
          Thrift Institutions - 0.0%
      200 * Golden St. Bancorp, Inc. .............................         4,400
                                                                     -----------
          Transportation - 2.1%
      200 * Alaska Air Group, Inc. ...............................         8,350
    3,000 Comair Holdings, Inc. ..................................        62,437
      200 * Continental Airlines, Inc. ...........................         7,525
      300 Delta Air Lines, Inc. ..................................        17,288
      400 * FDX Corp. ............................................        21,700
      100 Northwest Airlines Corp. ...............................         3,325
    4,000 Skywest, Inc. ..........................................        99,750
      200 Southwest Airlines Co. .................................         6,225
      400 Union Pacific Corp. ....................................        23,325
      100 Xtra Corp. .............................................         4,594
                                                                     -----------
                                                                         254,519
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - continued
          Utilities - Electric - 1.2%
      100 Allegheny Energy, Inc. .................................   $     3,206
    2,000 Central Hudson Gas & Electric Corp. ....................        84,000
      100 Consolidated Edison, Inc. ..............................         4,525
      200 Energy East Corp. ......................................         5,200
      100 Firstenergy Corp. ......................................         3,100
      200 Florida Progress Corp. .................................         8,263
      100 Oge Energy Corp. .......................................         2,375
      200 PECO Energy Co. ........................................         8,375
      200 PG & E Corp.  ..........................................         6,500
      400 Public Service Enterprise Group, Inc. ..................        16,350
                                                                     -----------
                                                                         141,894
                                                                     -----------
          Utilities - Telephone - 4.1%
      200 ALLTEL Corp. ...........................................        14,300
      600 Ameritech Corp. ........................................        44,100
    1,100 AT&T Corp. .............................................        61,394
      500 Bell Atlantic Corp. ....................................        32,688
    1,700 BellSouth Corp. ........................................        79,687
    1,000 Frontier Corp. .........................................        59,000
      500 GTE Corp. ..............................................        37,875
    1,200 SBC Communications, Inc. ...............................        69,600
    1,400 Sprint Corp. ...........................................        73,937
      200*Sprint Corp. (PCS Group)................................        11,425
      200 U.S. West, Inc. ........................................        11,750
                                                                     -----------
                                                                         495,756
                                                                     -----------
          Utilities - 0.0%
      100 Unicom Corp. ...........................................         3,856
                                                                     -----------
          Total Common Stocks
           (cost $10,666,605).....................................    11,597,670
                                                                     -----------

 Principal
  Amount                                                               Value

 SHORT-TERM INVESTMENTS - 4.4%
           Repurchase Agreement - 4.4%
 $525,000  State Street Bank & Trust Co.
            4.80%, purchased 6/30/1999,
            maturing 7/1/1999,
            maturity value $525,070
            (cost $525,000) (a)..................................   $   525,000
                                                                    -----------

          Total Investments -
           (cost $11,191,605).............................   100.7%  12,122,670
          Other Assets and
           Liabilities - net..............................    (0.7)     (86,752)
                                                             -----  -----------
          Net Assets......................................   100.0% $12,035,918
                                                             =====  ===========

(a) The repurchase agreement is fully collateralized by: $535,000 FNMA, 5.86%, 11/7/2000; value including accrued interest--$540,031.
* Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund

                            Schedule of Investments
                           June 30, 1999 (Unaudited)


  Shares                                                            Value

 COMMON STOCKS - 87.7%
          Aerospace & Defense - 1.6%
      900 Curtiss Wright Corp. ...............................   $    34,988
    1,300 * Wyman-Gordon Co. .................................        25,106
                                                                 -----------
                                                                      60,094
                                                                 -----------
          Automotive Equipment &
           Manufacturing - 1.0%
    1,000 Arvin Industries, Inc. .............................        37,875
                                                                 -----------
          Banks - 11.6%
    1,400 ABC Bancorp.........................................        18,550
    1,800 Britton & Koontz Capital Corp. .....................        37,687
    2,100 * Columbia Banking Systems, Inc. ...................        32,287
    1,785 Commercial Bankshares, Inc. ........................        38,601
    1,600 Granite State Bankshares, Inc. .....................        37,000
    1,000 Greater Bay Bancorp.................................        33,250
    2,000 Independent Bankshares, Inc. .......................        22,000
    1,400 Interchange Financial Services Corp. ...............        23,450
    1,200 Mid-State Bancshares................................        40,500
      500 New England Community Bancorp, Inc. ................        13,781
    1,200 Pacific Bank, N.A. .................................        22,875
    1,000 SierraWest Bancorp..................................        30,688
    1,500 West Coast Bancorp, Inc. ...........................        26,250
    1,500 Western Bancorp.....................................        65,250
                                                                 -----------
                                                                     442,169
                                                                 -----------
          Building, Construction &
           Furnishings - 8.2%
    1,000 American Woodmark Corp. ............................        35,250
    3,000 Apogee Enterprises, Inc. ...........................        40,313
    4,000 Craftmade International, Inc. ......................        52,000
    2,000 D.R. Horton, Inc. ..................................        33,250
    3,000 Industrie Natuzzi SpA...............................        58,312
    2,500 Standard Pacific Corp. .............................        32,344
    2,000 TJ International, Inc. .............................        62,000
                                                                 -----------
                                                                     313,469
                                                                 -----------
          Business Equipment & Services - 1.3%
    2,500 McGrath Rentcorp ...................................        50,000
                                                                 -----------
          Communication Systems &
           Services - 0.9%
    1,500 * Orbital Sciences Corp. ...........................        35,438
                                                                 -----------
          Consumer Products & Services - 7.4%
    2,300 Advanced Marketing Services, Inc. ..................        34,500
    2,100 CPI Corp. ..........................................        69,300
    1,500 Lancaster Colony Corp. .............................        51,750
    1,000 Polaris Industries, Inc. ...........................        43,500
    3,000 Stewart Enterprises, Inc. Cl. A.....................        43,687
    5,200 York Group, Inc. ...................................        39,000
                                                                 -----------
                                                                     281,737
                                                                 -----------
          Electrical Equipment & Services - 5.8%
    1,300 Applied Power, Inc. Cl. A...........................        35,506
    3,700 Helix Technology Corp. .............................        88,569
    3,000 * Kent Electronics Corp. ...........................        59,437
    1,300 Park Electrochemical Corp. .........................        37,375
                                                                 -----------
                                                                     220,887
                                                                 -----------

  Shares                                                               Value

 COMMON STOCKS - continued
          Electronic Equipment & Services - 1.8%
    1,600 Boston Acoustics, Inc. ................................   $    28,600
    1,000 * Hadco Corp. .........................................        39,750
                                                                    -----------
                                                                         68,350
                                                                    -----------
          Finance & Insurance - 2.0%
    2,000 Enhance Financial Services Group, Inc. ................        39,500
    2,000 Morgan Keegan, Inc. ...................................        37,875
                                                                    -----------
                                                                         77,375
                                                                    -----------
          Food & Beverage Products - 4.6%
    2,640 Bridgford Foods Corp. .................................        28,380
    4,000 International Multifoods Corp. ........................        90,250
    1,400 Michael Foods, Inc. ...................................        32,900
    1,000 Smucker (J. M.) Co., Cl. A.............................        22,250
                                                                    -----------
                                                                        173,780
                                                                    -----------
          Healthcare Products & Services - 7.7%
    1,000 Alpharma, Inc. ........................................        35,562
    3,500 * ArthroCare Corp. ....................................        71,750
    1,000 Beckman Coulter, Inc. .................................        48,625
    2,000 * Carematrix Corp. ....................................        24,875
    2,000 Jones Pharma, Inc. ....................................        78,750
    3,000 Kewaunee Scientific Corp. .............................        31,313
                                                                    -----------
                                                                        290,875
                                                                    -----------
          Industrial Specialty Products &
           Services - 4.4%
    1,400 Badger Meter, Inc. ....................................        48,650
    1,200 Federal Signal Corp. ..................................        25,425
    1,000 Graco, Inc. ...........................................        29,375
    2,000 Hach Co. ..............................................        36,250
    1,500 Hach Co. Cl. A.........................................        26,437
                                                                    -----------
                                                                        166,137
                                                                    -----------
          Information Services &
           Technology - 1.2%
    3,000 Timberline Software Corp. .............................        47,250
                                                                    -----------
          Machinery - Diversified - 0.6%
    1,200 Hardinge, Inc. ........................................        21,075
                                                                    -----------
          Manufacturing - Distributing - 1.0%
    2,000 CLARCOR, Inc. .........................................        38,375
                                                                    -----------
          Oil/Energy - 3.7%
    2,500 Cabot Oil & Gas Corp. Cl. A............................        46,562
    2,000 Penn Virginia Corp. ...................................        39,500
    2,000 Pennzoil-Quaker State Co. .............................        30,000
    2,200 Southwestern Energy Co. ...............................        23,238
                                                                    -----------
                                                                        139,300
                                                                    -----------
          Oil Field Services - 0.5%
    1,000 Lufkin Industries, Inc. ...............................        20,000
                                                                    -----------
          Printing, Publishing, Broadcasting & Entertainment -
            2.1%
    2,000 Banta Corp. ...........................................        42,000
    3,000 Bowne & Co., Inc. .....................................        39,000
                                                                    -----------
                                                                         81,000
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund

                      Schedule of Investments(continued)
                           June 30, 1999 (Unaudited)


  Shares                                                                Value

 COMMON STOCKS - continued
          Real Estate - 2.8%
    2,000 Eastgroup Properties, Inc. REIT.........................   $    40,125
    4,000 Mission West Properties, Inc. REIT......................        33,000
    1,000 Parkway Properties, Inc. REIT...........................        33,125
                                                                     -----------
                                                                         106,250
                                                                     -----------
          Retailing & Wholesale - 3.5%
    2,500 Deb Shops, Inc. ........................................        49,688
    1,350 Ethan Allen Interiors, Inc. ............................        50,962
    3,000 Pier 1 Imports, Inc. ...................................        33,750
                                                                     -----------
                                                                         134,400
                                                                     -----------
          Telecommunication Services & Equipment - 3.4%
    3,900 Communications Systems, Inc. ...........................        48,263
    4,000 Hickory Tech Corp. .....................................        44,500
    1,000 Scientific Atlanta, Inc. ...............................        36,000
                                                                     -----------
                                                                         128,763
                                                                     -----------
          Textile & Apparel - 0.8%
    1,000 Oxford Industries, Inc. ................................        28,313
                                                                     -----------
          Thrift Institutions - 4.6%
    2,000 Abington Bancorp, Inc. .................................        27,000
    3,957 Community Savings Bankshares, Inc. .....................        49,957
    2,000 Harbor Florida Bancshares, Inc. ........................        24,500
    2,400 Horizon Financial Corp. ................................        32,850
    1,600 St. Paul Bancorp, Inc. .................................        40,800
                                                                     -----------
                                                                         175,107
                                                                     -----------
          Utilities - Electric - 1.4%
    1,400 MDU Resources Group, Inc. ..............................        31,938
      700 WPS Resources Corp. ....................................        21,000
                                                                     -----------
                                                                          52,938
                                                                     -----------
          Utilities - Gas - 3.8%
    2,400 Chesapeake Utilities Corp. .............................        44,550
    1,500 Delta Natural Gas Co., Inc. ............................        24,938
    3,000 Semco Energy, Inc. .....................................        46,312
    1,500 UGI Corp. ..............................................        30,281
                                                                     -----------
                                                                         146,081
                                                                     -----------
          Total Common Stocks
           (cost $3,113,111)......................................     3,337,038
                                                                     -----------


  Shares                                                             Value

 CONVERTIBLE PREFERRED - 2.8%
           Electrical Equipment & Services - 1.2%
    1,000  Pioneer Standard Financial Trust
            6.75%, 3/31/2028...................................   $    48,000
                                                                  -----------
           Finance & Insurance - 1.6%
      800  Frontier Financing Trust
            6.25%, TOPRS.......................................        36,552
    2,300  Philadelphia Consolidated
            Holdings, Inc. 7.00%, PRIDES.......................        24,006
                                                                  -----------
                                                                       60,558
                                                                  -----------
           Total Convertible Preferred
            (cost $113,669)....................................       108,558
                                                                  -----------
 Principal
  Amount                                                             Value
 CONVERTIBLE DEBENTURES - 5.5%
           Business Equipment & Services - 0.9%
 $ 40,000  Interim Services, Inc.
            4.50%, 6/1/2005....................................        34,300
                                                                  -----------
           Consumer Products & Services - 0.6%
   25,000  Action Performance Companies, Inc.
            4.75%, 4/1/2005, 144A..............................        23,125
                                                                  -----------
           Healthcare Products & Services - 2.3%
   40,000  Alpharma, Inc.
            5.75%, 4/1/2005, 144A..............................        55,300
   45,000  Carematrix
            6.25%, 8/15/2004...................................        31,669
                                                                  -----------
                                                                       86,969
                                                                  -----------
           Telecommunication Services & Equipment - 1.7%
   45,000  Antec Corp.
            4.50%, 5/15/2003...................................        64,462
                                                                  -----------
           Total Convertible Debentures
            (cost $181,054)....................................       208,856
                                                                  -----------
 SHORT-TERM INVESTMENTS - 6.2%
           Repurchase Agreement - 6.2%
  235,000  State Street Bank & Trust Co.
            4.80%, purchased 6/30/1999, maturing 7/1/1999,
            maturity value $525,070
            (cost $525,000) (a)................................       235,000
                                                                  -----------

          Total Investments  -
           (cost $3,642,834)...............................   102.2%  3,889,452
          Other Assets and
           Liabilities - net...............................    (2.2)    (85,366)
                                                              -----  ----------
          Net Assets.......................................   100.0% $3,804,086
                                                              =====  ==========

(a) The repurchase agreement is fully collateralized by: $240,000 FNMA, 5.86%, 11/7/2000; value including accrued interest--$242,257.
*    Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" un-
     der Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR    American Depository Receipt
PRIDES Preferred Redeemable Increased Dividend Equity Security
REIT   Real Estate Investment Trust
TOPRS  Trust Originated Preferred Securities

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund

                            Schedule of Investments
                           June 30, 1999 (Unaudited)

 Principal
  Amount                                                               Value

 CORPORATE BONDS - 42.7%
           Cable/Other Video Distribution - 1.9%
 $290,000  Adelphia Communications Corp.,
            Sr. Notes, Ser. B,
            9.875%, 3/1/2007.....................................   $   303,050
                                                                    -----------
           Chemical & Agricultural Products - 5.1%
  400,000  Huntsman ICI Chemicals, Inc.,
            Sr. Notes (Subord.),
            10.125%, 7/1/2009 144A...............................       403,500
  400,000  Lyondell Chemical Co.,
            9.625%, 5/1/2007 ....................................       409,500
                                                                    -----------
                                                                        813,000
                                                                    -----------
           Finance & Insurance - 1.0%
  150,000  Americredit Corp.,
            Sr. Notes,
            9.875%, 4/15/2006 144A...............................       154,125
                                                                    -----------
           Gaming - 6.3%
  500,000  Majestic Star Casino LLC,
            10.875%, 7/1/2006....................................       496,250
  500,000  Mohegan Tribal Gaming Auth.,
            Sr. Notes (Subord.),
            8.75%, 1/1/2009......................................       493,750
                                                                    -----------
                                                                        990,000
                                                                    -----------
           Metals & Mining - 2.6%
  400,000  National Steel Corp.,
            9.875%, 3/1/2009.....................................       409,000
                                                                    -----------
           Oil/Energy - 6.9%
           Nuevo Energy Co.:
  100,000  9.50%, 4/15/2006......................................       100,000
  125,000  8.88%, 6/1/2008.......................................       120,000
  300,000  Petsec Energy, Inc.,
            Sr. Notes (Subord.), Ser. B,
            9.50%, 6/15/2007.....................................       155,250
  200,000  Triton Energy Ltd/Corp.,
            Sr. Notes,
            9.25%, 4/15/2005.....................................       195,276
  500,000  Western Gas Resources, Inc.,
            Sr. Notes (Subord.),
            10.00%, 6/15/2009 144A...............................       512,500
                                                                    -----------
                                                                      1,083,026
                                                                    -----------
           Paper & Packaging - 0.6%
  100,000  Riverwood Int'l Corp.,
            Sr. Notes,
            10.25%, 4/1/2006.....................................       100,750
                                                                    -----------
           Printing, Publishing, Broadcasting & Entertainment -
             2.5%
  400,000  Ackerley Group, Inc.,
            Sr. Notes (Subord.),
            9.00%, 1/15/2009 144A................................       392,000
                                                                    -----------
           Telecommunication Services &
            Equipment - 11.5%
  400,000  Echostar Communications Corp.,
            Sr. Notes,
            9.375%, 2/1/2009.....................................       408,000
  300,000  Global Crossings Holdings Ltd.,
            Sr. Notes,
            9.625%, 5/15/2008....................................       324,000

 Principal
  Amount                                                                Value

 CORPORATE BONDS - continued
           Telecommunication Services &
            Equipment - continued
   400,000 Intermedia Communications, Inc.,
            (Eff. Yield 8.97%) (a) 0.00%, 7/15/2007...............   $   284,000
   400,000 Nextel Communications, Inc.,
            (Eff. Yield 9.56%) (a)
            Sr. Notes 144A,
            0.00%, 2/15/2008......................................       276,000
   500,000 Ono Finance Plc,
            13.00%, 5/1/2009......................................       516,250
                                                                     -----------
                                                                       1,808,250
                                                                     -----------
           Textile & Apparel - 0.2%
    40,000 Delta Mills, Inc.,
            Sr. Notes, Ser. B,
            9.625%, 9/1/2007......................................        38,000
                                                                     -----------
           Transportation - 4.1%
   350,000 Greyhound Lines, Inc.,
            Sr. Notes, Ser. B,
            11.50%, 4/15/2007.....................................       403,375
   250,000 Sea Containers Ltd.,
            Sr. Notes, Ser. B,
            7.875%, 2/15/2008.....................................       243,750
                                                                     -----------
                                                                         647,125
                                                                     -----------
           Total Corporate Bonds
            (cost $6,826,920).....................................     6,738,326
                                                                     -----------
 FOREIGN BONDS (NON U.S. DOLLARS) - 11.8%
           Banks - 5.6%
 3,950,000 Nykredit,
       DKK 5.00%, 10/1/2029.......................................       487,986
 2,970,000 Realkredit Danmark,
       DKK Debs., 6.00%, 10/1/2029................................       392,447
                                                                     -----------
                                                                         880,433
                                                                     -----------
           Government Agency Notes &
            Bonds - 6.2%
   625,000 Denmark (Kingdom of),
       DKK Debs., 8.00%, 5/15/2003................................        98,453
   345,122 Germany (Republic of),
       EUR Debs., 6.875%, 5/12/2005...............................       405,506
   880,000 New Zealand Government,
       NZD Debs., 7.00%, 7/15/2009................................       477,331
                                                                     -----------
                                                                         981,290
                                                                     -----------
           Total Foreign Bonds (Non U.S. Dollars)
            (cost $1,969,852).....................................     1,861,723
                                                                     -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 34.3%
   600,000 U.S. Treasury Bonds,
            5.25%, 11/15/2028.....................................       531,846
           U.S. Treasury Notes
 1,000,000 4.50%, 1/31/2001.......................................       985,310
 1,000,000 4.75%, 11/15/2008......................................       918,280
   250,000 5.50%, 5/31/2003.......................................       248,085
   945,000 5.75%, 4/30/2003.......................................       946,625
 1,760,000 6.13%, 8/15/2007.......................................     1,778,973
                                                                     -----------
           Total U.S. Government &
            Agency Obligations
            (cost $5,538,813).....................................     5,409,119
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund

                      Schedule of Investments (continued)
                           June 30, 1999 (Unaudited)

 Principal
  Amount                                                               Value

 SHORT-TERM INVESTMENTS - 4.5%
           Government Agency Notes &
            Bonds - 4.5%
 $712,000  Federal Farm Credit Bank Discount Notes, 4.60%,
            7/1/1999 (cost $712,000).............................   $   712,000
                                                                    -----------
 YANKEE OBLIGATIONS - 6.7%
           Government Agency Notes &
            Bonds - 3.0%
  500,000  Chile, (Republic of),
            6.875%, 4/28/2009....................................       476,900
                                                                    -----------
           Metals & Mining - 0.9%
  140,000  Great Central Mines Ltd.,
            Sr. Notes, 8.875%, 4/1/2008..........................       132,650
                                                                    -----------

 Principal
  Amount                                                                Value

 YANKEE OBLIGATIONS - continued
           Paper & Packaging - 2.8%
 $250,000  Grupo Industrial Durango SA de CV, 12.00%, 7/15/2001...   $   238,125
  250,000  Repap New Brunswick, Inc.,
            Sr. Notes, 10.625%, 4/15/2005.........................       201,250
                                                                     -----------
                                                                         439,375
                                                                     -----------
           Total Yankee Obligations
            (cost $1,071,689).....................................     1,048,925
                                                                     -----------

          Total Investments -
           (cost $16,119,274)..............................   100.0%  15,770,093
          Other Assets and
           Liabilities - net...............................     0.0        1,915
                                                              -----  -----------
          Net Assets.......................................   100.0% $15,772,008
                                                              =====  ===========

(a) Effective Yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
144A Security that may be resold to "qualified institutional buyers" un-der Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
DKK  Danish Krone
EUR  European Currency
NZD  New Zealand Dollar

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust

                      Statements of Assets and Liabilities
                           June 30, 1999 (Unaudited)

                             Aggressive   Evergreen   Foundation  Global Leaders  Growth and
                            Growth Fund     Fund         Fund          Fund      Income Fund
--------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities.............   $6,124,312   $55,176,107 $110,965,755  $12,526,918   $64,181,540
 Net unrealized gains on
  securities.............    1,912,890     8,606,117   10,566,499    2,113,262    11,121,467
--------------------------------------------------------------------------------------------
 Market value of
  securities.............    8,037,202    63,782,224  121,532,254   14,640,180    75,303,007
 Cash....................          580        76,902      196,086       16,481        55,612
 Foreign currency, at
  value (cost $0, $0, $0,
 $60,666 and $0, respectively)       0             0            0       60,452             0
 Receivable for
  securities sold........       23,375        42,556            0      126,542     3,848,380
 Dividends and interest
  receivable.............          615        34,368      758,025       34,206        56,692
 Deferred organization
  expenses...............        5,451         6,865        7,223        5,423         7,221
 Prepaid expenses and
  other assets...........          449         2,111        1,233          183         1,132
--------------------------------------------------------------------------------------------
  Total assets...........    8,067,672    63,945,026  122,494,821   14,883,467    79,272,044
--------------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased..............      322,813       350,050    3,157,354      710,902     4,425,310
 Advisory fee payable....        3,604        44,059       74,550        7,958        28,549
 Due to other related
  parties................          134         2,010        2,292          322         1,752
 Accrued expenses and
  other liabilities......        8,812           247       23,209       10,215        19,563
--------------------------------------------------------------------------------------------
  Total liabilities......      335,363       396,366    3,257,405      729,397     4,475,174
--------------------------------------------------------------------------------------------
Net assets...............   $7,732,309   $63,548,660 $119,237,416  $14,154,070   $74,796,870
--------------------------------------------------------------------------------------------
Net assets represented
  by
 Paid-in capital.........   $6,197,866   $51,774,337 $105,946,005  $12,139,736   $61,856,338
 Undistributed
  (overdistributed) net
  investment income......      (11,226)      173,584    1,158,100       48,485       184,194
 Accumulated net realized
  gains or losses on
  securities and foreign
  currency related
  transactions...........     (367,221)    2,994,622    1,566,812     (148,032)    1,634,871
 Net unrealized gains on
  securities and foreign
  currency related
  transactions...........    1,912,890     8,606,117   10,566,499    2,113,881    11,121,467
--------------------------------------------------------------------------------------------
Total net assets........   $7,732,309   $63,548,660 $119,237,416  $14,154,070   $74,796,870
--------------------------------------------------------------------------------------------
Shares outstanding......      504,339     3,685,005    7,843,884    1,024,067     4,576,168
--------------------------------------------------------------------------------------------
Net asset value per
  share..................   $    15.33   $     17.25 $      15.20  $     13.82   $     16.34
--------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust

                      Statements of Assets and Liabilities
                           June 30, 1999 (Unaudited)

                                                          Small Cap   Strategic
                                International   Masters     Value      Income
                                 Growth Fund     Fund        Fund       Fund
---------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.................    $2,059,503   $11,191,605 $3,642,834 $16,119,274
 Net unrealized gains or
  losses on securities.......        94,921       931,065    246,618    (349,181)
---------------------------------------------------------------------------------
 Market value of securities..     2,154,424    12,122,670  3,889,452  15,770,093
 Cash........................        77,658           845      5,022      51,092
 Receivable for securities
  sold.......................         9,921        83,648     19,759           0
 Dividends and interest
  receivable.................         4,595         4,709      6,364     259,983
 Unrealized gains on forward
  foreign currency exchange
  contracts..................        14,962             0          0           0
 Receivable from investment
  advisor....................         8,586             0          0           0
 Deferred organization
  expenses...................             0             0          0       5,451
 Prepaid expenses and other
  assets.....................            12           193         36       2,666
---------------------------------------------------------------------------------
  Total assets...............     2,270,158    12,212,065  3,920,633  16,089,285
---------------------------------------------------------------------------------
 Liabilities
 Payable for securities
  purchased..................             0       166,022    104,652     308,338
 Unrealized losses on forward
  foreign currency exchange
  contracts..................        10,477             0          0         540
 Advisory fee payable........             0         3,821        761           0
 Due to other related
  parties....................            32           227         75           0
 Accrued expenses and other
  liabilities................        31,693         6,077     11,059       8,399
---------------------------------------------------------------------------------
  Total liabilities..........        42,202       176,147    116,547     317,277
---------------------------------------------------------------------------------
 Net assets..................    $2,227,956   $12,035,918 $3,804,086 $15,772,008
---------------------------------------------------------------------------------
 Net assets represented by
 Paid-in capital.............    $2,148,076   $11,064,605 $3,433,909 $15,975,983
 Undistributed net investment
  income.....................        18,350         9,739     28,037     415,240
 Accumulated net realized
  gains or losses on
  securities and foreign
  currency
  related transactions.......       (37,809)       30,509     95,522    (269,494)
 Net unrealized gains or
  losses on securities and
  foreign currency
  related transactions.......        99,339       931,065    246,618    (349,721)
---------------------------------------------------------------------------------
 Total net assets............    $2,227,956   $12,035,918 $3,804,086 $15,772,008
---------------------------------------------------------------------------------
 Shares outstanding..........       229,669     1,109,888    359,003   1,531,287
---------------------------------------------------------------------------------
 Net asset value per share...    $     9.70   $     10.84 $    10.60 $     10.30
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust

                            Statements of Operations
                   Six Months Ended June 30, 1999 (Unaudited)

                           Aggressive                            Global    Growth and
                             Growth    Evergreen   Foundation   Leaders      Income
                              Fund        Fund        Fund        Fund        Fund
--------------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $0,
  $1561, $2,068 and
  $8,940,
  respectively).........   $   3,704   $  227,575  $  553,467  $   94,893  $  410,611
 Interest...............      11,649      133,593   1,053,768      10,324     100,066
--------------------------------------------------------------------------------------
 Total investment
  income................      15,353      361,168   1,607,235     105,217     510,677
--------------------------------------------------------------------------------------
 Expenses
 Advisory fee...........      15,795      240,899     381,822      53,164     308,345
 Administrative services
  fees..................         666        6,318      11,707       1,415       8,214
 Transfer agent fee.....         138          173         160          33          71
 Trustees' fees and
  expenses..............          48          491       2,108         125         650
 Printing and postage
  expenses..............       1,605        8,496      12,766       2,136      17,087
 Custodian fee..........       1,118        7,300      17,798       4,807      11,254
 Professional fees......       8,126        9,104      13,840       8,219       9,708
 Organization expenses..       1,002        2,148       2,148       1,003       2,148
 Other..................          80          513       5,052         704       2,301
--------------------------------------------------------------------------------------
  Total expenses........      28,578      275,442     447,401      71,606     359,778
  Less: Fee credits.....        (207)      (1,299)     (3,854)     (1,068)     (1,454)
    Fee waivers and
     expense
     reimbursements.....      (2,045)     (20,565)          0     (14,576)    (33,750)
--------------------------------------------------------------------------------------
  Net expenses..........      26,326      253,578     443,547      55,962     324,574
--------------------------------------------------------------------------------------
 Net investment income..     (10,973)     107,590   1,163,688      49,255     186,103
--------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions
 Net realized gains or
  losses on:
  Securities............    (207,278)   3,109,386   1,519,725     (76,590)  1,639,381
  Foreign currency
   related
   transactions.........           0            0           0      (2,590)          0
--------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    (207,278)   3,109,386   1,519,725     (79,180)  1,639,381
--------------------------------------------------------------------------------------
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........     936,332    3,623,534   2,595,345   1,033,459   4,929,964
--------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities and foreign
  currency related
  transactions..........     729,054    6,732,920   4,115,070     954,279   6,569,345
--------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............   $ 718,081   $6,840,510  $5,278,758  $1,003,534  $6,755,448
--------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust

                            Statements of Operations
                   Six Months Ended June 30, 1999 (Unaudited)

                                                             Small
                                                              Cap     Strategic
                                    International Masters    Value     Income
                                     Growth Fund  Fund (a)    Fund      Fund
--------------------------------------------------------------------------------
 Investment income
 Dividends (net of foreign
  withholding taxes of $2,068,
  $16, $0 and $0, respectively)..     $ 22,652    $ 20,156  $ 34,501  $       0
 Interest........................        3,155      22,376     8,137    470,105
--------------------------------------------------------------------------------
 Total investment income.........       25,807      42,532    42,638    470,105
--------------------------------------------------------------------------------
 Expenses
 Advisory fee....................        6,550      31,153    13,871     38,754
 Transfer agent fee..............          221         877       369      1,651
 Administrative services fees....           69          66        94         47
 Trustees' fees and expenses.....           17         100        29        130
 Printing and postage expenses...          909       1,695     1,404      3,300
 Custodian fee...................        7,578       1,606     1,122      2,652
 Professional fees...............        7,220       9,360     8,981      7,499
 Organization expenses...........            0      10,830         0          0
 Other...........................          722       1,114       590      1,268
--------------------------------------------------------------------------------
  Total expenses.................       23,286      56,801    26,460     55,301
  Less: Fee credits..............         (307)       (116)     (648)      (691)
    Fee waivers and expense
     reimbursements..............      (14,246)    (23,892)  (11,211)         0
--------------------------------------------------------------------------------
  Net expenses...................        8,733      32,793    14,601     54,610
--------------------------------------------------------------------------------
 Net investment income...........       17,074       9,739    28,037    415,495
--------------------------------------------------------------------------------
 Net realized and unrealized
  gains or losses on securities
  and foreign currency related
  transactions
 Net realized gains or losses on:
  Securities.....................       59,054      30,509   118,059   (221,856)
  Foreign currency related
   transactions..................       24,660           0         0      6,325
--------------------------------------------------------------------------------
 Net realized gains or losses on
  securities and foreign currency
  related transactions...........       83,714      30,509   118,059   (215,531)
--------------------------------------------------------------------------------
 Net change in unrealized gains
  or losses on securities and
  foreign currency
  related transactions...........      (26,227)    931,065   225,342   (319,693)
--------------------------------------------------------------------------------
 Net realized and unrealized
  gains or losses on securities
  and foreign currency
  related transactions...........       57,487     961,574   343,401   (535,224)
--------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from
  operations.....................     $ 74,561    $971,313  $371,438  $(119,729)
--------------------------------------------------------------------------------

(a) For the period from January 29, 1999 (commencement of operations) to June 30, 1999.

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust

                      Statements of Changes in Net Assets
                   Six Months Ended June 30, 1999 (Unaudited)

                           Aggressive                               Global
                             Growth     Evergreen    Foundation     Leaders    Growth and
                              Fund        Fund          Fund         Fund      Income Fund
-------------------------------------------------------------------------------------------
 Operations
 Net investment income...  $  (10,973) $   107,590  $  1,163,688  $    49,255  $   186,103
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...    (207,278)   3,109,386     1,519,725      (79,180)   1,639,381
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions...........     936,332    3,623,534     2,595,345    1,033,459    4,929,964
-------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............     718,081    6,840,510     5,278,758    1,003,534    6,755,448
-------------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income...           0      (90,550)            0       (2,531)           0
 Net realized gains......           0     (190,468)     (227,108)           0     (333,529)
-------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........           0     (281,018)     (227,108)      (2,531)    (333,529)
-------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................   3,165,452   12,027,275    35,858,999    3,785,506    8,807,411
 Payment for shares
  redeemed...............    (190,062)  (1,139,484)     (271,298)    (218,270)  (1,342,180)
 Net asset value of
  shares issued in
  reinvestment
  of distributions.......           0      281,018       227,108        2,531      333,529
-------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital
   share transactions....   2,975,390   11,168,809    35,814,809    3,569,767    7,798,760
-------------------------------------------------------------------------------------------
   Total increase in net
    assets...............   3,693,471   17,728,301    40,866,459    4,570,770   14,220,679
 Net assets
 Beginning of period.....   4,038,838   45,820,359    78,370,957    9,583,300   60,576,191
-------------------------------------------------------------------------------------------
 End of period...........  $7,732,309  $63,548,660  $119,237,416  $14,154,070  $74,796,870
-------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income......  $  (11,226) $   173,584  $  1,158,100  $    48,485  $   184,194
-------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust

                      Statements of Changes in Net Assets
                   Six Months Ended June 30, 1999 (Unaudited)

                                                        Small Cap    Strategic
                             International   Masters      Value       Income
                              Growth Fund   Fund (a)       Fund        Fund
--------------------------------------------------------------------------------
 Operations
 Net investment income.....   $   17,074   $     9,739  $   28,037  $   415,495
 Net realized gains or
  losses on securities and
  foreign currency
  related transactions.....       83,714        30,509     118,059     (215,531)
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions.............      (26,227)      931,065     225,342     (319,693)
--------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets resulting
   from operations.........       74,561       971,313     371,438     (119,729)
--------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares
  sold.....................      860,279    11,148,508   1,323,175    5,400,642
 Payment for shares
  redeemed.................     (131,482)      (83,903)   (172,254)    (690,734)
--------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions............      728,797    11,064,605   1,150,921    4,709,908
--------------------------------------------------------------------------------
   Total increase in net
    assets.................      803,358    12,035,918   1,522,359    4,590,179
 Net assets
 Beginning of period.......    1,424,598             0   2,281,727   11,181,829
--------------------------------------------------------------------------------
 End of period.............   $2,227,956   $12,035,918  $3,804,086  $15,772,008
--------------------------------------------------------------------------------
 Undistributed net
  investment income........   $   18,350   $     9,739  $   28,037  $   415,240
--------------------------------------------------------------------------------

(a) For the period from January 29, 1999 (commencement of operations) to June 30, 1999.

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust

                      Statements of Changes in Net Assets
                          Year Ended December 31, 1998

                               Aggressive                              Global
                                 Growth     Evergreen   Foundation    Leaders
                                  Fund        Fund         Fund         Fund
--------------------------------------------------------------------------------
 Operations
 Net investment income.......  $   (9,215) $   166,541  $ 1,381,766  $   54,640
 Net realized gains or
  losses on securities and
  foreign currency
  related transactions.......    (122,678)   1,153,050    1,192,308     (68,172)
 Net change in unrealized
  gains on securities and
  foreign currency
  related transactions.......     820,212      407,756    2,722,636   1,018,021
--------------------------------------------------------------------------------
  Net increase in net assets
   resulting from
   operations................     688,319    1,727,347    5,296,710   1,004,489
--------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income.......           0            0   (1,361,829)    (53,046)
 Net realized gains..........           0   (1,412,932)  (1,143,134)          0
--------------------------------------------------------------------------------
  Total distributions to
   shareholders..............           0   (1,412,932)  (2,504,963)    (53,046)
--------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold...   2,148,396   26,319,301   43,723,203   6,009,276
 Payment for shares
  redeemed...................    (666,191)  (3,826,451)  (2,489,319)   (329,929)
 Net asset value of shares
  issued in reinvestment of
  distributions..............           0    1,412,932    2,504,963      53,046
--------------------------------------------------------------------------------
  Net increase in net assets
   resulting from capital
   share transactions........   1,482,205   23,905,782   43,738,847   5,732,393
--------------------------------------------------------------------------------
   Total increase in net
    assets...................   2,170,524   24,220,197   46,530,594   6,683,836
 Net assets
 Beginning of period.........   1,868,314   21,600,162   31,840,363   2,899,464
--------------------------------------------------------------------------------
 End of period...............  $4,038,838  $45,820,359  $78,370,957  $9,583,300
--------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income..........  $     (253) $   156,544  $    (5,588) $    1,761
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                        Evergreen Variable Annuity Trust

                      Statements of Changes in Net Assets
                          Year Ended December 31, 1998

                                         International Small Cap    Strategic
                            Growth and      Growth       Value       Income
                            Income Fund    Fund (a)     Fund (b)      Fund
-------------------------------------------------------------------------------
 Operations
 Net investment income....  $   487,853   $    4,370   $   25,494  $   413,610
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions....    1,366,195     (162,719)     (19,832)     (54,784)
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions............     (455,127)     125,566       21,276      (40,343)
-------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations.............    1,398,921      (32,783)      26,938      318,483
-------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income....     (484,359)           0      (26,284)    (421,077)
 Net realized gains.......   (1,110,182)           0       (2,958)           0
-------------------------------------------------------------------------------
  Total distributions to
   shareholders...........   (1,594,541)           0      (29,242)    (421,077)
-------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold....................   30,800,519    1,481,797    2,317,719    9,723,293
 Payment for shares
  redeemed................   (2,711,167)     (24,416)     (62,930)  (1,064,322)
 Net asset value of
  shares issued in
  reinvestment of
  distributions...........    1,594,541            0       29,242      421,077
-------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions...........   29,683,893    1,457,381    2,284,031    9,080,048
-------------------------------------------------------------------------------
   Total increase in net
    assets................   29,488,273    1,424,598    2,281,727    8,977,454
 Net assets
 Beginning of period......   31,087,918            0            0    2,204,375
-------------------------------------------------------------------------------
 End of period............  $60,576,191   $1,424,598   $2,281,727  $11,181,829
-------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income.......  $    (1,909)  $    1,276            0  $      (255)
-------------------------------------------------------------------------------

(a) For the period from August 17, 1998 (commencement of operations) to Decem-ber 31, 1998.
(b) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Variable Annuity Trust (the "Trust") is organized as a Delaware business trust with nine separate investment series, Evergreen VA Aggressive Growth Fund ("Aggressive Growth Fund"), Evergreen VA Fund ("Evergreen Fund"), Evergreen VA Foundation Fund ("Foundation Fund"), Evergreen VA Global Leaders Fund ("Global Leaders Fund"), Evergreen VA Growth and Income Fund ("Growth and Income Fund"), Evergreen VA International Growth Fund ("International Growth Fund"), Evergreen VA Masters Fund ("Masters Fund"), Evergreen Small Cap Value Fund ("Small Cap Value Fund") and Evergreen VA Strategic Income Fund ("Strate-gic Income Fund"), collectively known as the "Funds". The Funds are registered under the Investment Company Act of 1940, as diversified, open-ended, manage-ment investment companies. Shares of each Fund may only be purchased by insur-ance companies for the purpose of funding variable annuity contracts or vari-able life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the exchange where primarily traded. For international securities, the Funds value investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. Securities traded on an ex-change or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are val-ued at fair value as determined in good faith according to procedures estab-lished by the Board of Trustees. Short-term investments with remaining maturi-ties of 60 days or less are carried at amortized cost, which approximates mar-ket value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include: foreign currency gains or losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts that are actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income may be sub-ject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

F. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the ex-tent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

G. Distributions
Distributions from net investment income and net realized capital gains for the Funds, if any, are declared and paid at least annually. Distributions to share-holders are recorded at the close of business on the ex-dividend date. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted account-ing principles.

H. Organization Expenses
For each Fund, except International Growth Fund, Masters Fund and Small Cap Value Fund, organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

Expenses relating to the organization of International Growth Fund and Small Cap Value Fund have been reflected, in their entirety, in each Fund's operating results in the first twelve months after the commencement of operations.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management ("EIM"), a division of First Union National Bank ("FUNB"), is the investment advisor for Aggressive Growth Fund and Masters Fund and is paid an advisory fee that is calculated daily and paid monthly at an annual rate of 0.60% and 0.95%, respectively, of the Fund's average daily net assets.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union Corporation ("First Union"), MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc. are investment managers to the Masters Fund. Subject to the supervision of EIM, each manager manages a segment of the Masters Fund's portfolio in accordance with the Fund's investment objective and policies. The Masters Fund pays no direct fees to the investment managers for their services.

EAMC is the investment advisor to the Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund and Small Cap Value Fund and is paid an investment advisory fee that is calculated daily and paid monthly. For Ever-green Fund, Global Leaders Fund, Growth and Income Fund and Small Cap Value Fund, the investment advisory fee is computed at a annual rate of 0.95% of each respective Fund's average daily net assets. Foundation Fund pays an investment advisory fee at an annual rate of 0.825% of its average daily net assets. Lieber & Company, an affiliate of First Union, serves as investment sub-advisor to the Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund, Masters Fund and Small Cap Value Fund. Lieber & Company provides such services at no additional cost to the Funds.

Lieber & Company also provides brokerage services for Evergreen Fund, Founda-tion Fund, Global Leaders Fund, Growth and Income Fund, Masters Fund and Small Cap Value Fund with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the six months ended June 30, 1999, Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund, Masters Fund and Small Cap Value Fund in-curred brokerage commissions of $27,049, $30,258, $4,600, $67,846, $4,584 and
$2,996, respectively, with Lieber & Company.

Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, is the investment advisor for International Growth Fund and Strategic Income Fund. In return for providing investment management and administrative services to the Funds, EIMC is paid an advisory fee that is calculated daily and paid monthly. For International Growth Fund, the investment advisory fee is calcu-lated by applying percentage rates, which start at 0.75% and decline as assets increase, to 0.45% of the Fund's average daily net assets. For Strategic Income Fund, the advisory fee is calculated at an annual rate of 2.0% of the Fund's gross investment income plus an amount which is determined by applying percent-age rates, starting at 0.45% and declining as net assets increase to 0.20% per annum, to the average daily net assets of the Fund.

Each investment advisor has voluntarily agreed to reimburse the Funds to the extent that each Fund's annual operating expenses (including the investment ad-visory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00% of its average daily net assets excluding indirectly paid expenses. For the six months ended June 30, 1999, the investment advisors voluntarily waived and/or reim-bursed the following amounts:

                                                       Waived  Reimbursed
                                                     ----------------------
         Aggressive Growth Fund....................... $ 2,045   $    0
         Evergreen Fund...............................  20,565        0
         Foundation Fund..............................       0        0
         Global Leaders Fund..........................  14,576        0
         Growth and Income Fund.......................  33,750        0
         International Growth Fund....................   6,550    7,696
         Masters Fund.................................  23,892        0
         Small Cap Value Fund.........................  11,211        0
         Strategic Income Fund........................

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for Funds are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the invest-ment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets in-crease, to the average daily net asset value of each Fund. The sub-administra-tion fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net asset value of each Fund.

During the six months ended June 30, 1999, the Funds paid or accrued the fol-lowing amounts to EIS for administration fees and BISYS for sub-administration fees:

                                        Administration Sub-administration
                                             Fee              Fee
                                           ------------------------------
         Aggressive Growth Fund........     $  530           $  136
         Evergreen Fund................      5,005            1,313
         Foundation Fund...............      9,311            2,396
         Global Leaders Fund...........      1,126              289
         Growth and Income Fund........      6,533            1,681
         International Growth Fund.....        176               45
         Masters Fund..................        708              169
         Small Cap Value Fund..........        293               76
         Strategic Income Fund.........      1,313              338

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a $0.001 par value authorized. Transactions in shares of the Funds were as fol-lows:

Aggressive Growth Fund (a)

                                                Six Months
                                                   Ended        Year Ended
                                               June 30, 1999 December 31, 1998
------------------------------------------------------------------------------
Shares sold...................................     220,130         184,977
Shares redeemed...............................     (13,410)        (55,735)
------------------------------------------------------------------------------
Net increase..................................     206,720         129,242
------------------------------------------------------------------------------

Evergreen Fund

                                                Six Months
                                                   Ended        Year Ended
                                               June 30, 1999 December 31, 1998
------------------------------------------------------------------------------
Shares sold...................................     744,317       1,696,668
Shares redeemed...............................     (71,829)       (250,312)
Shares issued in reinvestment of
 distributions................................      18,760          96,422
------------------------------------------------------------------------------
Net increase..................................     691,248       1,542,778
------------------------------------------------------------------------------

Foundation Fund

                                                Six Months
                                                   Ended        Year Ended
                                               June 30, 1999 December 31, 1998
------------------------------------------------------------------------------
Shares sold...................................   2,431,836       3,066,890
Shares redeemed...............................     (18,401)       (178,716)
Shares issued in reinvestment of
 distributions................................      16,016         175,029
------------------------------------------------------------------------------
Net increase..................................   2,429,451       3,063,203
------------------------------------------------------------------------------

Global Leaders Fund (a)

                                                Six Months
                                                   Ended        Year Ended
                                               June 30, 1999 December 31, 1998
------------------------------------------------------------------------------
Shares sold...................................     290,163         507,154
Shares redeemed...............................     (17,249)        (29,069)
Shares issued in reinvestment of
 distributions................................         202           4,197
------------------------------------------------------------------------------
Net increase..................................     273,116         482,282
------------------------------------------------------------------------------

Growth and Income Fund

                                                Six Months
                                                   Ended        Year Ended
                                               June 30, 1999 December 31, 1998
------------------------------------------------------------------------------
Shares sold...................................     548,621       1,929,361
Shares redeemed...............................     (83,447)       (177,543)
Shares issued in reinvestment of
 distributions................................      22,235         105,254
------------------------------------------------------------------------------
Net increase..................................     487,409       1,857,072
------------------------------------------------------------------------------

International Growth Fund (b)

                                                Six Months
                                                   Ended        Year Ended
                                               June 30, 1999 December 31, 1998
------------------------------------------------------------------------------
Shares sold...................................      92,114         154,555
Shares redeemed...............................     (14,113)         (2,887)
------------------------------------------------------------------------------
Net increase..................................      78,001         151,668
------------------------------------------------------------------------------

Masters Fund (c)

                                                Six Months
                                                   Ended        Year Ended
                                               June 30, 1999 December 31, 1998
------------------------------------------------------------------------------
Shares sold...................................   1,118,546               0
Shares redeemed...............................      (8,658)              0
------------------------------------------------------------------------------
Net increase..................................   1,109,888               0
------------------------------------------------------------------------------

Small Cap Value Fund (d)

                                                Six Months
                                                   Ended        Year Ended
                                               June 30, 1999 December 31, 1998
------------------------------------------------------------------------------
Shares sold...................................     138,358         241,643
Shares redeemed...............................     (17,528)         (6,669)
Shares issued in reinvestment of
 distributions................................           0           3,199
------------------------------------------------------------------------------
Net increase..................................     120,830         238,173
------------------------------------------------------------------------------

Strategic Income Fund (a)

                                                Six Months
                                                   Ended        Year Ended
                                               June 30, 1999 December 31, 1998
------------------------------------------------------------------------------
Shares sold...................................     521,726         919,993
Shares redeemed...............................     (66,731)       (100,550)
Shares issued in reinvestment of
 distributions................................           0          40,670
------------------------------------------------------------------------------
Net increase..................................     454,995         860,113
------------------------------------------------------------------------------

(a) For the period from March 1, 1997 (commencement of operations) to December 31, 1997.
(b) For the period from August 17, 1998 (commencement of operations) to Decem-ber 31, 1998.
(c) For the period from January 29, 1999 (commencement of operations) to June 30, 1999.
(d) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended June 30, 1999:

                              Cost of Purchases     Proceeds from Sales
                           ----------------------- ----------------------
                              U.S.      Non-U.S.      U.S.     Non-U.S.
                           Government  Government  Government Government
                             --------------------------------------------
         Aggressive
          Growth Fund....  $         0 $ 4,294,167    $ 0     $ 1,676,378
         Evergreen Fund..            0   9,920,921      0       7,761,014
         Foundation
          Fund...........   11,388,906  15,569,473      0       6,348,591
         Global Leaders
          Fund...........            0   4,553,158      0       1,226,050
         Growth and
          Income Fund....            0  30,006,331      0      16,597,180
         International
          Growth Fund....            0   2,384,345      0       1,544,817
         Masters Fund....            0  13,244,458      0       2,637,681
         Small Cap Value
          Fund...........            0   1,678,935      0         601,453
         Strategic Income
          Fund...........

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average daily net assets were as follows:

                                                Total
                                             Fee Credits   % of Average
                                              Received   Daily Net Assets
                                              ---------------------------
         Aggressive Growth Fund.............   $  207          0.01%
         Evergreen Fund.....................    1,299          0.01
         Foundation Fund....................    3,854          0.01
         Global Leaders Fund................    1,068          0.02
         Growth and Income Fund.............    1,454          0.01
         International Growth Fund..........      307          0.03
         Masters Fund.......................      116          0.00
         Small Cap Value Fund...............      648          0.04
         Strategic Income Fund..............      691          0.01

7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

8. FINANCING AGREEMENT

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be in-curred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capi-tal Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement are unaffected.

During the six months ended June 30, 1999, the Funds had no borrowings pursuant to this line of credit.

9. YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

This report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, in-cluding fees and expenses, and should be read carefully before investing or sending money.


                          NOT       May lose value
                          FDIC
                          INSURED   No bank guarantee


                       Evergreen Funds Distributors, Inc.

11775                                                               547189 08/99